STATEMENT OF ADDITIONAL INFORMATION

First Eagle Funds

First Eagle Global Fund
Class A – Ticker SGENX  Class C – Ticker FESGX  Class I – Ticker SGIIX  Class R6 – Ticker FEGRX
First Eagle Overseas Fund
Class A – Ticker SGOVX  Class C – Ticker FESOX  Class I – Ticker SGOIX  Class R6 – Ticker FEORX
First Eagle U.S. Value Fund
Class A – Ticker FEVAX  Class C – Ticker FEVCX  Class I – Ticker FEVIX  Class R6 – Ticker FEVRX
First Eagle Gold Fund
Class A – Ticker SGGDX  Class C – Ticker FEGOX  Class I – Ticker FEGIX  Class R6 – Ticker FEURX
First Eagle Global Income Builder Fund
Class A – Ticker FEBAX  Class C – Ticker FEBCX  Class I – Ticker FEBIX  Class R6 – Ticker FEBRX
First Eagle Rising Dividend Fund
Class A – Ticker FEFAX  Class C – Ticker FEAMX  Class I – Ticker FEAIX  Class R6 – Ticker FEFRX
First Eagle Small Cap Opportunity Fund
Class A – Ticker FESAX  Class I – Ticker FESCX  Class R6 – Ticker FESRX
First Eagle U.S. Smid Cap Opportunity Fund
Class A – Ticker FEMAX  Class I – Ticker FESMX  Class R6 – Ticker FEXRX
First Eagle Global Real Assets Fund
Class A – Ticker FERAX  Class I – Ticker FEREX  Class R6 – Ticker FERRX
First Eagle High Yield Municipal Fund
(formerly named First Eagle High Income Fund)
Class A – Ticker FEHAX  Class C – Ticker FEHCX  Class I – Ticker FEHIX  Class R6 – Ticker FEHRX
First Eagle Short Duration High Yield Municipal Fund
Class A – Ticker FDUAX  Class I – Ticker FDUIX  Class R6 – Ticker FDURX
March 1, 2024

1345 Avenue of the Americas
New York, NY 10105
800.334.2143

Investment Adviser

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105

This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund (formerly named First Eagle High Income Fund) and First Eagle Short Duration High Yield Municipal Fund, separate portfolios of First Eagle Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Trust dated March 1, 2024. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectuses of the Trust, copies of which can be obtained by calling the Trust at 800.334.2143 or by visiting www.firsteagle.com/individuals-home.

Certain disclosures, including the Funds’ financial statements and the notes thereto have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual reports, please call the Trust at 800.334.2143 or visit www.firsteagle.com/individuals-home.

ORGANIZATION OF THE FUNDS

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund (formerly named First Eagle High Income Fund) and First Eagle Short Duration High Yield Municipal Fund (each individually referred to as a “Fund,” collectively, the “Funds” or, alternatively, the “Global Fund,” the “Overseas Fund,” the “U.S. Value Fund,” the “Gold Fund,” the “Global Income Builder Fund,” the “Rising Dividend Fund,” the “Small Cap Fund,” the “Smid Cap Fund,” the “Real Assets Fund,” the “High Yield Municipal Fund” and the “Short Duration High Yield Municipal Fund,” respectively) are separate portfolios of First Eagle Funds (the “Trust”) an open-end management investment company. The Global Fund, Overseas Fund, U.S. Value Fund, Global Income Builder Fund, Small Cap Fund, Smid Cap Fund, Real Assets Fund, High Yield Municipal Fund and Short Duration High Yield Municipal Fund are “diversified” within the meaning of Securities and Exchange Commission (the “SEC”) regulations. This generally means that these Funds may not, with respect to 75% of the value of their total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993. Each Fund is a separate portfolio of assets and has a different investment objective, which it pursues through separate investment policies, as described below. The Trust’s investment adviser is First Eagle Investment Management, LLC (the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”), a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Funds’ shareholders. The absence of a requirement that the Trust hold annual meetings of the Funds’ shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of a Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Funds.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Funds. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Funds, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the SEC has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the Funds’ investment objectives, policies and restrictions in each Prospectus. Under normal circumstances, each Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objectives and Strategies of the Funds

Global Fund. The Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. However, the Fund reserves the right to invest a portion of its assets in other investments, including short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals, and fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. Under normal circumstances, the Global Fund anticipates it will allocate a substantial amount of its assets to foreign investments. That generally means that approximately 40% or more of the Global Fund’s net assets (plus any borrowings for investment purposes) will be allocated to foreign investments (unless market conditions are not deemed favorable by the Global Fund, in which case the Global Fund expects to invest at least 30% of its net assets (plus any borrowings for investment purposes) in foreign investments).

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in equity securities of non-U.S. companies, the majority of which are traded in mature markets, and may invest in emerging markets, fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal market conditions, the Overseas Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The Fund also may invest in gold and other precious metals, and futures contracts related to precious metals.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Many investors believe that, historically, a limited exposure to gold-related investments has provided some protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines. The Fund also may invest in debt and equity instruments unrelated to the gold industry, other precious metals and futures contracts related to precious metals.

Global Income Builder Fund. The Global Income Builder Fund seeks current income generation and long-term growth of capital by investing in a range of asset classes, including dividend-paying equities and corporate and other fixed income instruments, including high-yield debt investment grade and sovereign debt, from markets in the United States and throughout the world. To pursue its investment objective, the Fund will normally invest 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities.

Rising Dividend Fund. The Rising Dividend Fund seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in dividend paying equity securities where the dividends are expected to increase over time. Such investments include common stock, hybrid instruments such as preferred stock and convertible securities, and real estate investment trusts.

Small Cap Fund. The Small Cap Fund invests, under normal circumstances, in equity securities of small- and micro-cap companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants and rights), including hybrid securities (e.g., preferred stocks and convertible securities), of small-cap companies. The Adviser defines small-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2000® Index. Within small-cap, the Adviser further defines micro-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell Microcap® Index. Small-cap companies and micro-cap companies may have similar commercial characteristics (e.g., developing or marketing new products or services for which markets are not yet established). They differ, however, in the market value of their outstanding shares (i.e., market capitalization) with micro-cap companies having smaller market capitalizations than small-cap companies.

Potential investments that the Adviser considers to be opportunistic may include situations involving company turnarounds (e.g., a company that may be experiencing periods of poor financial or stock performance but may be exhibiting potential for financial recovery), emerging growth companies with interrupted earnings patterns (e.g., companies without a long or consistent history of earnings but that the Adviser believes have the potential for earnings growth), companies with unrecognized asset values, or undervalued growth companies (e.g., companies that have low multiples of price-to-book or price-to-sales ratios, or companies with securities that are trading at a price below what the Adviser believes the security is worth). In certain market environments, the Small Cap Fund may invest up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in securities of foreign issuers. The Small Cap Fund also may invest in securities of larger-cap companies (e.g., companies that have at the time of investment a market capitalization greater than that of the largest company in the Russell 2000® Index.

The Small Cap Fund may invest in other investment companies that invest in equity securities. The Small Cap Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Small Cap Fund’s portfolio.

Smid Cap Fund. The Smid Cap Fund invests, under normal circumstances, in equity securities of small- and mid-cap (“smid cap”) companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Smid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants, rights and preferred stocks) of U.S. smid cap companies. The Adviser defines smid cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2500™ Index. The strategy seeks to preserve flexibility to shift allocations among small- and mid-cap companies to invest where the Adviser believes the market offers the most appropriate risk-reward opportunities at any given time, within the above framework. As such, the Fund’s investments at any time may be more substantially allocated to small- or mid-cap companies.

Potential investments that the Adviser considers to be opportunistic may include situations involving company turnarounds (e.g., a company that may be experiencing periods of poor financial or stock performance but may be exhibiting potential for financial recovery), emerging growth companies with interrupted earnings patterns (e.g., companies without a long or consistent history of earnings but that the Adviser believes have the potential for earnings growth), companies with unrecognized asset values, or undervalued growth companies (e.g., companies that have low multiples of price-to-book or price-to-sales ratios, or companies with securities that are trading at a price below what the Adviser believes the security is worth). The Adviser also considers investments in companies that have the potential to benefit from a perceived catalyst for positive change, such as companies with new management, a more favorable business cycle, product innovation and/or margin improvement. In certain market environments, the Smid Cap Fund may invest up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in foreign investments (including ADR, GDRs and EDRs). The Smid Cap Fund also may invest in securities of larger-cap companies (e.g., companies that have at the time of investment a market capitalization greater than that of the largest company in the Russell 2500™ Index).

The Smid Cap Fund may invest in other investment companies (e.g., exchange-traded funds) that invest in equity securities of U.S. smid cap companies, which it will count towards its 80% policy to the extent the investment company has an investment policy to invest 80% or more of its assets in equity securities of U.S. smid cap companies. The Smid Cap Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Smid Cap Fund’s portfolio.

Real Assets Fund. The Real Assets Fund seeks long-term capital growth by investing at least 80% of its net assets (plus any borrowing for investment purposes) in a variety of assets believed by the Adviser to represent interests in “real assets” or “real asset” industries. “Real assets” include physical assets and assets that are otherwise recognized as stores of value, such as gold bullion or other precious metals, certain commodities and inflation-linked fixed income securities. “Real asset” industries are those that relate to ownership or production of such assets or products or services otherwise supporting such assets. These industries may include basic materials, industrials, chemicals, energy, infrastructure, real estate, and utilities, as well as related suppliers and similarly connected businesses.

Under normal circumstances, the Real Assets Fund anticipates it will allocate a portion of its assets to foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). The Real Assets Fund is not required to allocate its investments in any set percentages to any particular countries, but normally will invest in at least three countries (one of which may be the United States). The countries in which the Real Assets Fund may invest may include countries whose economies are still developing (sometimes called “emerging markets”). Through its investments in “real assets” or “real asset” industries, the Real Assets Fund will be invested in a number of different countries, which may include Canada, Japan and the United Kingdom.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds.

High Yield Municipal Fund. The High Yield Municipal Fund seeks to provide investors with a high level of current income. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025). While the Fund may invest in securities with any time to maturity, the Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

Short Duration High Yield Municipal Fund. The Short Duration High Yield Municipal Fund seeks to provide investors with a high level of current income. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025). While the Fund may invest in securities with any time to maturity, under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than 5 years.

Defensive Strategy Applicable to all Funds. Under a defensive strategy, the Funds may hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, a Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

There can be no assurance that a Fund’s stated objective will be realized.

Policies and Techniques Applicable to All Funds

The investment objective of each Fund describes its principal investment strategies.

For ease of reference, while the discussions below often refer to investments in “securities,” the Funds may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type, and illiquid securities should be understood to describe illiquid investments, as described in Rule 22e-4 under the 1940 Act). Moreover, while the discussions below often refer to investments in securities or debt of “a company” or “companies,” references to “a company” or “companies” should be understood, as the context requires, to also refer to other types of issuers, including municipal issuers.

Investment Policies, Techniques and Risks of the Funds

Arbitrage Transactions. A Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. A Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that a Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. A Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Unanticipated delays in an arbitrage transaction could cause a Fund to lose money.

Automobile Industry Risk. The automobile industry can be highly cyclical and companies in the sector may experience periodic losses. Companies in the automobile industry may be affected by labor relations and shortages, as well as changing component prices. Although many major automobile manufacturers are diversified and generally financially strong, other automobile companies are smaller and less diversified in terms of products and consumer base. Technological developments in the automobile industry (e.g., autonomous vehicles) may require companies expend a large amount of capital, with no guarantee of profits. Automobile companies are also subject to significant governmental regulation involving imports and exports of components, which may affect the profitability of such companies. Compliance with environmental laws and regulations also may negatively affect the value of automobile companies. The automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities.

Bank Obligations. A Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, a Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

Borrowing. A Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. A Fund may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. A Fund may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the Fund from being in an overdraft situation), but the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund may not pledge their assets to secure those borrowings. In accord with the borrowing rules under the 1940 Act, any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements and similar financing transactions) computed at the time a loan is made. If the value of a Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (which may include reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Notwithstanding all of the above, borrowings for each of Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Smid Cap Fund may not exceed 10% of its net assets at the time of borrowing. The Small Cap Fund’s borrowings may not exceed 5% of its total assets at the time of borrowing. In addition, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Global Income Builder Fund will not purchase securities while borrowings exceed 5% of the Fund’s total assets.

Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.

The impact of such events on the Funds is difficult to predict but they may adversely affect the return on the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that a Fund’s investments may need to be restructured to enable a Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for a Fund to pursue its investment objective.

Call Risk. Some debt and convertible securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers may call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, a Fund would have to reinvest the proceeds from the called security at the current, lower rates or in securities with less favorable characteristics. In addition, a Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Commercial Paper. Commercial paper is issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. Each Fund (except the High Yield Municipal Fund and Short Duration High Yield Municipal Fund) treats commercial paper purchased with 90 days or less to maturity as the equivalent to cash and does not count that paper toward a Fund’s “80% of net assets” test (those tests are listed above under “Investment Objectives, Policies and Restrictions”), nor does a Fund count that paper towards any test designed to measure a Fund’s net assets allocated to foreign investments. Commercial paper purchased with longer maturities is treated as a short-term debt security for such Funds, which may be eligible to apply toward the “80% of net assets” tests or tests designed to measure a Fund’s net assets allocated to foreign investments. Each of the High Yield Municipal Fund and Short Duration High Yield Municipal Fund consider all municipal bond instruments, including shorter-duration commercial paper that might be considered a cash equivalent by the other Funds for this purpose, as eligible to count towards the High Yield Municipal Fund’s or Short Duration High Yield Municipal Fund’s “80% of net assets” test, assuming in each case that the instrument pays interest that is exempt from regular federal personal income tax. Holding commercial paper of any maturity can have a material impact on a Fund’s returns as commercial paper generally carries both lower risk and lower returns relative to equity securities and other types of debt instruments.

Commodities and Commodity Contracts. Each Fund, other than the Rising Dividend Fund and Small Cap Fund, may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Each Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies. The Rising Dividend Fund may not buy or sell commodities or commodity contracts except that the Fund may purchase or sell commodity futures contracts to establish bona fide hedge transactions and may purchase and sell ETFs and their instruments linked to or tracking the performance of commodities. The Small Cap Fund may not purchase or sell commodities or commodity contracts, except that it may sell commodities received by it as distributions on portfolio investments.

Communication Services Sector Risk. Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. To the extent a Fund makes significant investments in the consumer discretionary sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. To the extent a Fund makes significant investments in the consumer staples sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. The securities of companies in the consumer staples sector are susceptible to many risks due to their historic link to the performance of the economy as a whole. Specific risks to this sector may include changes to disposable income, product marketing, changing consumer tastes and trends, and industry competition. The consumer staples industry depends on the supply of, demand for and prices of commodities and raw materials. Any volatility in those sectors may have a negative effect on the consumer staples sector. Additionally, the performance of food, beverage, household good and consumer good companies may be greatly affected by unpredictable factors, such as consumer tastes and general societal trends.

Covered Option Writing. A Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. Generally, a call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). Generally, a put option is “covered” if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in an account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by each Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Currency Exchange Transactions. A Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated. At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Cyber Security and Information Technology Risk. The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Funds’ service providers may adversely affect the Funds and their shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks also may affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund also may incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber attacks or information security breaches in the future.

Defaulted Securities. A Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Derivative Transactions. A Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains or exacerbate losses from the derivatives.

A Fund may enter into interest rate, total return, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, a Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will typically enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this Statement of Additional Information, each Fund is relying on the Limited Derivatives User Exception.

Dividend Risk. Changes in the dividend policies of companies that may pay dividends and the capital resources available for such companies’ dividend payments may affect a Fund. An issuer of stock held by a Fund may choose not to declare a dividend. If declared, the dividend rate might not remain at current levels or increase over time. Dividend paying securities might not experience the same level of earnings growth or capital appreciation as non-dividend paying securities. Securities that pay dividends may be sensitive to changes in interest rates and, as interest rates rise or fall, the prices of such securities may fall. This risk may be greater in a period of low interest rates. Dividend paying securities may behave differently than other types of investments. For example, a Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. Depending upon market conditions, dividend paying stocks that meet the Fund’s investment criteria may not be widely available, or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and may limit the ability of the Fund to produce current income. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. High-dividend stocks may not experience high earnings growth or capital appreciation.

Energy Risk. Energy companies in which a Fund may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production of efficient use of energy and other natural resources, or the furnishing of related supplies and/or services. Companies in the energy industry may be significantly affected by volatile energy prices and supply and demand of energy fuels, conservation efforts, energy exploration and production, government regulation, weather or natural disasters and global events. Energy companies also may operate in, or do business in, countries with less developed regulatory regimes or countries with a history of expropriation, nationalization or other adverse policies. Because of this, the securities of energy companies can be very volatile. Energy companies also may have high levels of debt, making them more likely to restructure their businesses if there are market downturns in the energy sector or in the market as a whole.

Environmental and Climate Risks. Assets of companies in which a Fund may invest may be affected by environmental conditions and climate change patterns. Certain geographic regions may be exposed to adverse weather conditions, including natural disasters and extreme weather events such as hurricanes, earthquakes, wildfires, droughts, heat waves and rising sea levels. These disasters, and the resulting damage, may have a severe and negative effect on the investments of a Fund. Extreme weather patterns also may have a negative impact on issuers in the agricultural, commodity and natural resources sector.

Climate change may increase the frequency and intensity of extreme weather conditions, which may result in significant economic disruption. The future of climate change is challenging to anticipate, but may include fluctuation in demand for certain goods and resources, supply chain disruption, increased regulations, changes in property values and availability of natural resources.

Equity Investments. Equity securities may include common stock, shares of exchange-traded funds that pursue principal investment strategies that invest in equity securities (see also the discussion under “Investment in Other Investment Companies”) private investments in public equities (PIPEs) (see also the discussion under “Securities Issued in PIPE Transactions”), depositary receipts (see also the discussion under “Foreign Investments”), warrants, rights and hybrid securities (see also the discussion under “Hybrid Investments”), and real estate investment trusts (see also the discussion under “Real Estate and Real Estate Investment Trusts”). Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole.

Warrants or rights may be acquired by a Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because their value is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that values do not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants and rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. The Rising Dividend Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Equity-Swap Contracts. A Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

A Fund also may enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. In certain circumstances swap collateral also may be exposed.

Exchange-Traded Funds (“ETFs”). A Fund may invest in ETFs. ETFs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because many ETFs are passively managed, could expose investors in ETFs to unknown risks.

Financials Sector Risk. To the extent a Fund makes significant investments in the financials sector, the Fund may be more susceptible to the particular risks that may affect companies in the financials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business, or political developments could affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Floating Rate and Variable Rate Demand Notes. A Fund may (and the High Yield Municipal Fund and Short Duration High Yield Municipal Fund generally will) purchase variable rate demand notes for short-term cash management purposes and floating rate demand notes for investment purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it may lower a Fund’s income when interest rates or benchmark rates fall. A Fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of a Fund and may reduce the value of its assets. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Such obligations may be secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these may not be rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. There is no assurance that a Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument. The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by a Fund does not exist and a Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

Floating Rate Securities. A Fund may (and the High Yield Municipal Fund and Short Duration High Yield Municipal Fund generally will) invest in short-term floating rate securities issued by municipal tender option bond trusts (“TOB Trusts”) (see also the discussion under “Inverse Floaters”). Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. TOB Trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Foreign Investments. A Fund may (and the Global Fund, Overseas Fund, Gold Fund, Global Income Builder Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund generally will) invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund, Overseas Fund, Gold Fund, Global Income Builder Fund, Small Cap Fund and Real Assets Fund. The Funds may invest in securities of foreign issuers directly or in the form of ADRs, GDRs, EDRs, or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted, and there may be imperfect correlation between the market value of depositary receipts and the underlying foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. A Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Global Income Builder Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund may invest more than 5% of their total assets in unsponsored ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; less developed or less efficient trading markets; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Funds generally seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or protectionist trade policies, or other adverse political, social or diplomatic developments that could affect investment in these nations. These risks may be more pronounced with respect to investments in emerging markets, as described below. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

To the extent a Fund invests in emerging market securities, the Fund may be exposed to risks related, but not limited to: (i) lack of liquidity, market manipulation concerns, limited reliable access to capital, political risk, and foreign investment structures; (ii) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which could impede the Adviser’s ability to evaluate local companies or impact a Fund’s performance; or (iii) limitations on the rights and remedies available to a Fund, individually or in combination with other shareholders, against portfolio companies. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline.

Investing in a Fund can be an efficient way for an individual to participate in foreign markets, but the cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of Funds that invest in foreign securities or other markets, including advisory and custody fees, are higher than the expenses of many mutual funds that invest only in domestic equities.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on its assessment of the investment’s “country of risk.” The location of commercial paper is determined by the location of the guarantor in the first instance and then “country of risk” as needed. “Country of risk” is based on a multi-factor country of risk assessment determined by the Adviser, including factors such as an issuer’s country of domicile, and the country of the stock exchange on which it trades, among others.

Forward-Settled, When-Issued or Delayed-Delivery Securities. A Fund may purchase securities on a “forward-settled,” “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Any borrowing by a Fund, may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Futures and Options on Futures. A Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts also may be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. Each Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

A Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of any Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of any Fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect a Fund.

Gold and other Precious Metals. The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. Other Funds also may invest in assets of this nature, including ETFs that hold gold or track the price of gold and other precious-metal related issues (e.g., silver). Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of a Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, a Fund (other than the Rising Dividend Fund and Small Cap Fund) also may invest directly in precious metals (such as gold, silver, platinum and palladium bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds’ Prospectuses. Moreover, the risks of investing in other precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis. Moreover, holding precious metals, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. The income derived from trading in precious metals and certain contracts and derivatives relating to precious metals must be closely monitored to avoid potentially negative tax consequences.

A Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed and operated by the Fund to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). The Funds which currently utilize wholly-owned subsidiaries are the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund.

Although the Funds have contractual protections with respect to the credit risk of their custodian, precious metals held in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if precious metals in the future were held in book account, it would involve risks of the credit of the party holding the precious metal.

Health Care Sector Risk. To the extent a Fund makes significant investments in the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller companies whose stock prices may be more volatile than larger companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument (see also the discussion under “Call Risk”). If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

The market value of all securities, including equity and hybrid securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Industrials Sector Risk. To the extent a Fund makes significant investments in the industrials sector, the Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance; and therefore, investment in such companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to certain types of assets or investments held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically (and often at different rates in different countries) as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to investors. Although certain types of assets in which a Fund may invest may to a certain extent provide a measure of protection against inflation, it is possible it will not do so to the extent intended. There is no guarantee that any asset class will perform better than, for example, a broader equity portfolio during times of rising or high inflation. A Fund’s investments may be adversely affected during periods of deflation when asset prices decrease over time across the economy. Deflation may have an adverse effect on investment prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into an inflationary or deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Inflation-Linked Fixed Income Securities. A Fund may (and the Real Assets Fund generally will) invest in inflation-linked fixed income securities. Inflation-linked fixed income securities are securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed fixed income securities will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked fixed income securities that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such fixed income securities also may be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked fixed income securities issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked fixed income securities typically have lower yields than conventional fixed-rate fixed income securities. In addition, inflation-linked fixed income securities also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked fixed income securities would likely decline, resulting in losses to the Fund.

Information Technology Sector Risk. To the extent a Fund makes significant investments in the information technology sector, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Infrastructure Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of U.S. financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Interest Rate Risk. Fluctuations in interest rates will affect the values of each Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, a Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floaters. Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for a Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds sold to it by a Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. A Fund also may (and the High Yield Municipal Fund and Short Duration High Yield Municipal Fund generally will) purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. A Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide a Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for a Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

A Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If a Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities and their affiliates from sponsoring and/or providing certain services to TOB Trusts, which constitute “covered funds” under the Volcker Rule. As a result of the Volcker Rule, a Fund, as holder of Inverse Floaters, is required to perform certain duties in connection with TOB financing transactions previously performed by banking entities. These duties may alternatively be performed by a non-bank third-party service provider. A Fund’s expanded role in TOB financing transactions as a result of the Volcker Rule may increase its operational and regulatory risk.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”), which apply to TOB financing transactions and TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust, which is deemed to be the Fund (as holder of the related Inverse Floaters), to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. As applicable, the Funds will be subject to policies and procedures intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB financing transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that TOB financing transactions will continue to be a viable or cost-effective form of leverage. The unavailability of TOB financing transactions or an increase in the cost of financing provided by TOB transactions may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Investment in Other Investment Companies. A Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. A Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds and Other Unregistered Pooled Investment Vehicles”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs (as described above), subject to specialized SEC “exemptive orders” applicable to certain ETFs or rules under the Investment Company Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a Fund relying on the rule to invest in other investment companies, including ETFs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds’ investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses. To the extent a Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Investments through Subsidiaries. A Fund (currently the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund) may make investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. In particular, the Global Fund invests in certain precious metals and related contracts through the First Eagle Global Cayman Fund, Ltd. The Global Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 10.51% of the Global Fund’s net assets as of October 31, 2023. The Overseas Fund invests in certain precious metals and related contracts through the First Eagle Overseas Cayman Fund, Ltd. The Overseas Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 8.80% of the Overseas Fund’s net assets as of October 31, 2023. The U.S. Value Fund invests in certain precious metals and related contracts through the First Eagle U.S. Value Cayman Fund, Ltd. The U.S. Value Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 12.64% of the U.S. Value Fund’s net assets as of October 31, 2023. The Gold Fund invests in certain precious metals and related contracts through First Eagle Gold Cayman Fund, Ltd. The Gold Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 20.94% of the Gold Fund’s net assets as of October 31, 2023. The Real Assets Fund invests in certain precious metals and related futures, commodities-related derivatives contracts and direct commodity ETFs through First Eagle Global Real Assets Cayman Fund, Ltd. The Real Assets Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 11.53% of the Real Assets Fund’s net assets as of October 31, 2023.

Each Subsidiary is a wholly-owned and controlled subsidiary of the relevant Fund, organized under the laws of the Cayman Islands as an exempted company. The Adviser also serves as the investment adviser to the Subsidiary and complies with the provisions of the 1940 Act relating to advisory contracts as if it were an investment adviser under Section 2(a)(20) of the 1940 Act. Generally, a Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). A Fund will invest in its Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the relevant Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the relevant Fund. Compliance with the relevant Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiaries will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The relevant Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. By investing in a Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

Large Redemptions; New Fund Risks; Fund Liquidations. If one or more investors in a Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in a Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer Funds or when a significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, each Fund also reserves the right to redeem in-kind, subject to certain conditions. Funds that are new or that do not have considerable operating history also face greater risks that their investment strategies may not be successful, because the Fund may launch at an inopportune time or for other reasons. New Funds may not attract sufficient assets to achieve investment, trading or other efficiencies. In general, a Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in disposition of assets and acceleration of taxable capital gains or realization of losses. From time to time, the Adviser or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale and may be withdrawn, in whole or in part, at such time as the Adviser or its affiliates determine to be appropriate. The Adviser and its affiliates may, from time to time, hedge some or all of the investment exposure of the seed capital invested in the Fund.

Lending of Securities. A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate 33 1/3% of the value of its total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. A Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the 1940 Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. None of the Funds have a current intention of lending their portfolio securities. Payments in lieu of interest made by the borrower to a Fund will not constitute “exempt interest” excluded from taxable income, even if the actual interest would have constituted qualified exempt interest had the Fund held the securities. Such payments in lieu of interest are taxable as ordinary income and such amounts cannot be distributed by the Fund to its shareholders in the form of exempt-interest dividends. (See “Tax Status”).

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event a Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by a Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if a Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Furthermore, if persons associated with a company in which any of the Funds invested engages in such violations, that Fund could be exposed to losses.

Loans. A Fund (other than the Rising Dividend Fund, Small Cap Fund and Smid Cap Fund) may purchase or sell and, in the case of the Global Income Builder Fund, High Yield Municipal Fund and Short Duration High Yield Municipal Fund make, loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent a Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which a Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Funds maintain access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by a Fund or held in a Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price a Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect a Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing a Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to a Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Lower-Rated Debt Instruments. Under normal market conditions, each of the High Yield Municipal Fund and Short Duration High Yield Municipal Fund will invest at least 65% of their net assets (plus any borrowings for investment purposes) in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated judged by the Adviser to be of comparable quality. A Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities or other instruments in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities or other instruments below investment grade or unrated securities or other instruments considered by the Adviser to be of comparable credit quality. Each of the Rising Dividend Fund, Small Cap Fund and Smid Cap Fund has no current intention of investing more than 5% of its net assets in high yield bonds. The Adviser also may use internal ratings on unrated securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling and valuing its portfolio securities. (See “Computation of Net Asset Value”). Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Market Liquidity and Counterparty Credit Risks. While each Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), a Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of a Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when a Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Market Risk and Turmoil. The Funds are subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of a Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk also may come from, among other things, increased political tension on the international stage, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia, Eurasia and elsewhere. Similarly, environmental and public health risks, such as natural disasters, pandemics or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In addition, the expanded influence of social media platforms on the market, combined with the access to low cost retail brokerage, can exacerbate the volatility of particular instruments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. A Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on a Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect a Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of a Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause a Fund to suffer substantial losses and/or implement measures that adversely affect a Fund. Changes in the value of securities may be temporary or may last for extended periods.

Master Limited Partnerships. A Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. A Fund will not be able to claim a deduction of up to 20% of “qualified publicly traded partnership income” generally available to non-corporate shareholders in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests. Absent any additional guidance, the law also does not allow non-corporate shareholders to claim a deduction in respect of Fund dividends attributable to any such income.

Materials Sector Risk. To the extent a Fund makes significant investments in the materials sector, the Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes, or fires in prime natural resource areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.

Mortgage- and Asset-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline (see “Prepayment Risk” below). When interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to potentially exhibit additional volatility. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of debt securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are also subject to the risk of prepayment (see “Prepayment Risk” below) and to extension risk. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Municipal Bonds. Each of the High Yield Municipal Fund and Short Duration High Yield Municipal Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Government obligations in which a Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the Internal Revenue Service (“IRS”), and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Municipal Lease Obligations. Municipal leases obligations are issued by state and local governments or authorities to finance the acquisition of land, equipment and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations, a type of municipal security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.

Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Funds’ percentage limitations for illiquid investments and the risks of holding illiquid investments.

Municipal Market Data Rate Locks. A Municipal Market Data Rate Lock (“MMD Rate Lock”) permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. An MMD Rate Lock is an agreement between two parties, a Fund and an MMD Rate Lock provider, pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.

MMD Rate Locks involve the risk that municipal yields will move in the direction opposite than the direction anticipated by a Fund. The risk of loss with respect to MMD Rate Locks is limited to the amount of payments a Fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce. (See also the discussion in “Derivatives Transactions” above.)

Natural Resources Risk. A Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. A Fund that invests significantly in natural resources securities is subject to the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject also may affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions also may affect the demand for natural resources. A downturn in the energy and natural resources industries would have a larger impact on a Fund than on an investment company that does not concentrate in such companies. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Oil and Gas Investments. A Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in a Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Options on Market Indices. A Fund may write call options on broadly based stock and bond market indices only if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When a Fund writes a call option on a broadly based market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. A Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting a Fund’s investment risk and augmenting its investment return. However, the amount (if any) of a Fund’s assets that will be involved in options transactions is anticipated to be small relative to such Fund’s total assets. Accordingly, it is expected that only a relatively small portion of a Fund’s investment return will be attributable to transactions in options on securities and on stock indices. A Fund may invest in options transactions involving options on treasuries, securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because a Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when a Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Funds, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to any Fund invested in mortgage-backed securities. Decreases in market interest rates also may result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Conversely, rising market interest rates generally result in slower payoffs, which effectively increases the duration of certain debts, heightening interest rate risk and increasing the magnitude of any resulting price declines. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell. (See “Mortgage- and Asset-Backed Securities” above.)

Private Investment Funds and Other Unregistered Pooled Investment Vehicles. A Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, a Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to each Fund’s limitations on investments in “illiquid securities,” as described above. To the extent a Fund invests in private investment funds other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds other unregistered pooled investment vehicles.

Real Assets Companies Risk. A Fund may (and the Real Assets Fund generally will) invest in companies operating in various industries related to real assets. To the extent there is a downturn in one or more of these industries, there would be a larger impact on a Fund than if a Fund’s portfolio were more broadly diversified. Factors that may affect these industries include, but are not limited to, government regulation or deregulation, energy conservation and supply/demand, raw material prices, commodities regulation, cost of transport, cost of labor, interest rates, and broad economic developments such as growth or contraction in different markets, currency valuation changes and central bank movements.

Real Estate and Real Estate Investment Trusts. A Fund may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Funds as set out in the Funds’ fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not subject to U.S. federal tax on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986 as amended (the “Code”). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Funds’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Recent Market Conditions and Events. There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets) have all at times represented sources of stress and instability in world economies and markets. For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Reference Rate Transition Risk. The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect a Fund’s operations, finances and investments specifically. The UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors, although certain synthetic U.S. dollar LIBOR tenors will be published through September 30, 2024 for certain legacy contracts. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on us, issuers of instruments in which we invest and financial markets generally and the effectiveness of changes already made, remain uncertain.

A Fund’s credit facility utilizes a SOFR-based reference rate. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for a Fund. If a Fund invests in instruments that utilize an alternative reference rate that falls out of favor, the value of such instrument may decline due to a lack of liquidity or other factors.

Repurchase Agreements. A Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code.

Responsible Investing. None of the Funds currently follow a specific environmental, social and governance (“ESG”) strategy. The Adviser’s investment teams that manage the equity investments in the Funds seek to integrate ESG factors into their investment processes where ESG factors present financially material risks and/or opportunities in investments that could significantly impact the long-term value of a business. While each such investment team’s specific implementation of ESG integration for particular Fund will continue to develop and evolve, when assessing a company, the investment team sometimes has discussions with management, including discussions that occasionally relate to ESG, which, as applicable, lead to better informed investment decisions and possibly add value for the Funds in a manner consistent with fiduciary responsibility and investment objectives.

As part of the general diligence of the investment teams that manage the equity investments in the Funds, when analyzing a company, the investment teams typically seek to identify financially material risks, including those that may be related to ESG issues that are relevant to the value of the business. These investment teams do not rely upon exclusionary screens when evaluating potential investments for the Funds they manage, but rather take a holistic approach to assessing a company’s long-term value, in part by taking ESG factors into account to the extent that the investment team believes they could materially impact the value of a business over the intended time period or the team’s investment thesis. The investment teams that manage the equity investments in the Funds take this approach in the belief that ESG factors are diverse, complex and dynamic, and vary across a wide range of considerations, such as those specific to a particular company, issuance of securities, sector, management team, or geography. Each such investment team has discretion over the approach it takes to incorporating ESG factors into its investment processes, if at all, consistent with the descriptions of an individual Fund’s investment objective, strategies and policies. These approaches can vary across the different Funds managed by an individual team and are subject to change over time.

For the Adviser’s investment teams that manage the equity investments in the Funds, there are no restrictions on the investment universe of the Funds by reference to ESG factors. The relevance that ESG factors are given, if any, overall or individually, for a particular decision is dependent on the investment team’s assessment of their financial materiality to the portfolio company at issue. Accordingly, ESG factors are not identified for each investment. The Adviser can and does invest in companies where there are compelling financial reasons to do so even if a financially material ESG risk has been identified by the investment team. There also is no guarantee that the investment teams’ investment decision-making processes will mitigate or prevent market risks within a Fund’s portfolio (including, for example, risks associated with a company’s responses or non-responses to environmental, social or governance conditions, difficulties in identifying, measuring and understanding those conditions and related impacts on the company).

Each of the High Yield Municipal Fund and Short Duration High Yield Municipal Fund do not seek to take ESG factors into account as part of their typical investment process.

Restricted and Illiquid Instruments. Each Fund may invest up to 15% of its net assets in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (generally as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unanticipated episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit a Fund’s ability to pay redemptions. To meet redemption requests during periods of illiquidity, a Fund may be forced to sell securities at an unfavorable time and/or unfavorable conditions.

A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. The High Yield Municipal Fund and Short Duration High Yield Municipal Fund, which will invest significantly in debt securities that are rated below investment grade, will be subject to greater liquidity risk than would an investment fund investing in higher rated securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the Investment Company Act the Funds have adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees of the Trust, that is believed to be reasonably designed to assess and manage the Funds’ liquidity risk.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. A Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When a Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by a Fund and, therefore, may be subject to the same risks involved in any borrowing. A Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The Rising Dividend Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. These events could also trigger adverse tax consequences for a Fund.

Securities Issued in PIPE Transactions. A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Short Sales. A Fund (except the Global Fund, Small Cap Fund and Smid Cap Fund) may engage in short sales of a physical security, but the Overseas Fund, Gold Fund, U.S. Value Fund and Real Assets Fund may only short “against the box” (meaning they must own the security to be sold short). A Fund also may engage in short sales of derivative instruments (e.g., U.S. Treasury futures) (see also the discussion under “Futures and Options on Futures”). In doing so, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security). Thus, securities sold short may have unlimited risk. In addition, because U.S. market regulations prohibit “naked” short selling, a Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as “cover” for the transaction. Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained. The prospect of such a forced close of the position can cause a Fund to incur expense or loss. Shorting of illiquid securities increases this risk.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Sovereign Debt. A Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Structured Notes. A Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In the case of the Global Fund and U.S. Value Fund, these investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Substantial Ownership Positions. A Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, a Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of a Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, a Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of a Fund’s positions, may be difficult to anticipate and the possibility of successful claims against a Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Telecommunications Industry Risk. Companies in the telecommunications industry include both companies that develop, manufacture or sell communications services and/or equipment or provide communications services, such as cable television, satellite tv, radio, or telephone. These companies are subject to the risk of government regulation and scrutiny, including regarding the prices charged to consumers, as well as the services that they may provide. These companies are also subject to the risk of rapid obsolescence due to changing consumer preferences, industry competition and technological innovation.

Trade Claims. A Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid. Investing in trade claims exposes a Fund to various risks similar to those borne by a creditor. Investments in trade claims are also less liquid than investments in publicly traded securities, and there is no guarantee that the debtor will be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy or reorganization proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. Trade claims may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities. Among the types of fixed income securities in which a Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although a Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Utilities Industry Risk. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Value Investment Strategy. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, a Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Zero Coupon Bonds. Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Market prices of zero coupon bonds tend to be more volatile than bonds that pay interest regularly. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

Change of Investment Objective

The investment objective of each Fund (other than the Global Fund) is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval. Shareholder approval also is required to change any Fund’s policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Portions of the Funds’ fundamental investment restrictions provide the Funds with flexibility to change their limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

1.

(Global Fund, Overseas Fund and U.S. Value Fund) — With respect to 75% of the value of a Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund’s net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	(Gold Fund) — Change its sub-classification under the Investment Company Act from non-diversified to diversified;
4.

(Overseas Fund and Gold Fund) — Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

5.

(Global Fund and U.S. Value Fund) — Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities;

6.

(Global Fund and U.S. Value Fund) — Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the SEC;

7.	Make loans, but this restriction shall not prevent a Fund from:

(a) buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

(b) lending portfolio securities*, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

(c) purchasing or selling loans or other direct debt instruments, including loan participations;
8.

(Overseas Fund and Gold Fund) — Underwrite the distribution of securities of other issuers; however, a Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

9.

(Global Fund and U.S. Value Fund) — Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

10.

(Overseas Fund and Gold Fund) — Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

11.

(Global Fund and U.S. Value Fund) — Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund’s portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.) Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;

* The Funds have no present intention of lending their portfolio securities.

12.

(Overseas Fund and Gold Fund) — Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

13.	(Overseas Fund and Gold Fund) — Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and
14.	Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

Restrictions 1 through 14 above (except the portions in parentheses) are treated as “fundamental.” In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

a.	(Global Fund and U.S. Value Fund) — Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;
b.

(Overseas Fund and Gold Fund) — Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration or development;

c.

(Global Fund and U.S. Value Fund) — Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production, exploration or transmission of oil, gas or other minerals;

d.

(Overseas Fund and Gold Fund) — Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

e.

(Global Fund and U.S. Value Fund) — Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund’s net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund’s net assets would be invested in such unattached, unlisted warrants;

f.	(Overseas Fund and Gold Fund) — Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings and investments or in connection with short sales; and
g.

(Global Fund and U.S. Value Fund) — Purchase certificates of deposit except to the extent deemed appropriate for short-term investment purposes or as a defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of the Overseas Fund, such purchase will not result in a Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Bank custodians of mutual fund assets typically provide short-term credits to settle and clear fund transactions and then can request repayment by selling fund assets as needed. The Funds do not interpret their limitation on secured borrowings (in fundamental restriction 2 above) to restrict these customary and ordinary course trade settlement practices or other borrowings from the custodian or its affiliates that may give rise to claims on Fund assets under contractual or common law terms distinct from the granting of a security interest. Nor is the customary posting of collateral in connection with a currency or derivatives transaction generally considered a form of secured borrowing for this purpose.

The Funds do not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Investment Restrictions of the Global Income Builder Fund

The following investment restrictions are fundamental policies of the Global Income Builder Fund. The Global Income Builder Fund may not:

1.	Issue senior securities other than to evidence borrowings or short sales as permitted;
2.

Borrow money except the Fund may borrow, (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities;
5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.

Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities, and (iii) acquire debt securities;

8.	Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions or otherwise permitted under the 1940 Act.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. Each of these operate as explanations or interpretations of a fundamental policy of the Global Income Builder Fund. The Global Income Builder Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Global Income Builder Fund’s total assets would be invested in the securities of that issuer, or (ii) the Global Income Builder Fund would hold more than 10% of the outstanding voting securities of that issuer.

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Global Income Builder Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Global Income Builder Fund may not purchase additional securities when borrowings exceed 5% of its total assets.

c.	Lend more than 33 1/3% of its total assets.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 1 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Investment Restrictions of the Rising Dividend Fund

The following investment restrictions are fundamental policies of the Rising Dividend Fund. The Rising Dividend Fund may not:

1.	Change its sub-classification under the Investment Company Act from non-diversified to diversified;
2.

Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund’s net assets. The purchase or sale of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.

Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund’s net assets) and (ii) loans of portfolio securities;

5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.	Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and
7.	Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. The Rising Dividend Fund may not:

a.

Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers’ commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law; and

b.	Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets.

The Fund does not consider a when-issued or delayed purchase securities transaction, or collateral arrangements with respect to futures contracts not deemed prohibited pledges of assets, together with over-the-counter derivatives and exchange-traded options on futures, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Investment Restrictions of the Small Cap Fund

The following investment restrictions are fundamental policies of the Small Cap Fund. The Small Cap Fund will not:

1.

Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

2.	Borrow money except borrowings from banks as a temporary measure;

3.

Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

4.

Invest more than 25% of its assets (valued at time of investment) in securities of foreign issuers, except that the Fund does not consider foreign government securities to be the securities of foreign issuers;

5.

Invest more than 25% of its assets (valued at time of investment) in any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities;

6.	Purchase or sell real estate or interests therein. The Fund may, however, invest in real estate investment trusts and companies holding real estate;
7.

Purchase or sell commodities or commodity contracts, except that it may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund’s portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.);

8.

Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, or lending up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to securities transactions (provided that such loans are fully collateralized at all times);

9.

With respect to at least 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, and securities of other investment companies, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the outstanding voting securities of the issuer; or

10.

Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the SEC.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 1 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

For purposes of investment restriction 8 above, generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the fund.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. The Small Cap Fund will not:

a.	Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions or otherwise permitted under the 1940 Act;
b.	Sell securities short or maintain a short position;
c.	Invest in companies for the purpose of exercising control of management;
d.	Invest more than 5% of its net assets (at the time of investment) in lower-rated (high-risk) non-convertible debt securities;
e.	Invest more than 5% of the value of its assets (at the time of investment) in warrants and rights (in addition to those that have been acquired in units or attached to other securities); or
f.	Borrow money in excess of 5% of the Fund’s total assets at the time of the borrowing.

Investment Restrictions of the Smid Cap Fund

The following investment restrictions are fundamental policies of the Smid Cap Fund. The Smid Cap Fund will not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. In addition, the Fund may acquire “restricted” securities which in the event of a resale, might be required to be registered under the 1933 Act, notwithstanding that the Fund could be regarded as an underwriter with respect to the 1933 Act and such resale;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. For purposes of this restriction and by way of additional example, utilities will be divided according to their services, e.g., gas, gas transmission, and coal will all be considered separate industries;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. Nor will this restriction prohibit purchases or sales of tradeable or similarly efficient transactions in interests in real estate;

6.	Purchase or sell physical commodities except as permitted by the 1940 Act Laws, Interpretations and Exemptions; and
7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 3 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

With respect to fundamental investment restriction 6 above, there are at present no restrictions on investments in commodities under the 1940 Act. Certain limitations relating to the tax treatment of investments in physical commodities and other assets that do not constitute securities are further described in the “Tax Status” section of this Statement of Additional Information. There also can be regulatory requirements for the Fund or the Fund’s investment adviser imposed by the Commodity Exchange Act and the rules under that Act. At present, the Fund intends to operate so that exemptions from registration under that Act will be available.

For purposes of investment restriction 7 above, generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the fund.

The foregoing limitations will apply at the time of purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

Investment Restrictions of the Real Assets Fund

The following investment restrictions are fundamental policies. The Real Assets Fund will not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;

2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. In addition, the Fund may acquire “restricted” securities which in the event of a resale, might be required to be registered under the 1933 Act, notwithstanding that the Fund could be regarded as an underwriter with respect to the 1933 Act and such resale;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. For purposes of this restriction and by way of additional example, utilities will be divided according to their services, e.g., gas, gas transmission, and coal will all be considered separate industries;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. Nor will this restriction prohibit purchases or sales of tradeable or similarly efficient transactions in interests in real estate;

6.	Purchase or sell physical commodities except as permitted by the 1940 Act Laws, Interpretations and Exemptions; and
7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

With respect to fundamental investment restriction 6 above, there are at present no restrictions on investments in commodities under the 1940 Act. Certain limitations relating to the tax treatment of investments in physical commodities and other assets that do not constitute securities are further described in the “Tax Status” section of this Statement of Additional Information. There also can be regulatory requirements for the Fund or the Fund’s investment adviser imposed by the Commodity Exchange Act and the rules under that Act. At present, the Fund intends to operate so that exemptions from registration under that Act will be available.

For purposes of investment restriction 7 above, generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the fund.

Investment Restrictions of the High Yield Municipal Fund and Short Duration High Yield Municipal Fund

The following investment restrictions are fundamental policies of the High Yield Municipal Fund and the Short Duration High Yield Municipal Fund. Each Fund may not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

6.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or as otherwise discussed below. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act. Nor does this restriction prevent the Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts;

7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests; and

Each Fund has adopted a fundamental investment restriction pursuant to Rule 35d-1 under the 1940 Act (a “Names Rule Restriction”). Pursuant to their Names Rule Restrictions, each Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Names Rule Restriction) when determining compliance with the Name Rule Restriction. The Funds “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025).

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. Each of these operate as explanations or interpretations of a fundamental policy of the Funds. Each Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes; and

c.	Lend more than 33 1/3% of its total assets.

Except for investments in illiquid securities and borrowing under non-fundamental restriction (b), the foregoing limitations will apply at the time of the purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

For purposes of investment restriction 4 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of investment restriction 4 above, to the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in investment restriction 4 above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

The foregoing limitations will apply at the time of purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

Performance

Total Return. From time to time, each Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectuses with respect to each Fund’s largest and/or oldest share class). Returns are based on past performance and are not an indication of future performance.

Unless otherwise noted, results shown will reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

As noted above, returns also may be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns also may be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Historical performance results for certain Funds are not yet available as they are newly organized.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of a Fund’s performance for any future period.

Portfolio Turnover. Purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve a Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. Although higher portfolio turnover rates are likely to result in higher brokerage commissions (or wider spreads in the case of bonds) paid by the Funds, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund’s stated objective.

Fund	Portfolio Turnover Rate as of October 31, 2023	Portfolio Turnover Rate as of October 31, 2022
Global Fund	6.00%	10.87%
Overseas Fund	3.98%	8.99%
U.S. Value Fund	6.62%	10.33%
Gold Fund	16.39%	17.78%
Global Income Builder Fund	20.41%	13.76%
Rising Dividend Fund	30.98%	10.87%
Small Cap Fund	41.12%	45.84%
Smid Cap Fund	30.48%	4.00%*
Real Assets Fund	39.01%	12.37%**
High Yield Municipal Fund***	24.60%	28.00%
Short Duration High Yield Municipal Fund****	N/A	N/A

*	The Fund commenced investment operations in August 2022.
**	The Fund commenced investment operations in December 2021.
***

The Fund anticipates that 100% of its portfolio will turnover as a result of the changes to the Fund’s principal investment strategies. Although the Fund cannot predict its annual portfolio turnover rate following the repositioning of the Fund’s portfolio, it is generally not expected to exceed 50% under normal conditions.

****	The Fund commenced investment operations in January 2024.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day-to-day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	13

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	13

Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Trustee, First Eagle Credit Opportunities Fund (Chair); Lead Trustee Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	13

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Director, Beam Global; Chairman, Summit Ridge Energy; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	13

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.
(3)	Ms. Beinecke also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(2)	Private Investor	13	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee Emeritus, St. Anselm College
Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	13

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri 1345 Avenue of the Americas New York, New York 10105 (born February 1960)	Trustee	April 2023 to present	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	13

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board; prior to June 2018, Director, Validus Holdings

(1)	The term of office of each Independent Trustee is indefinite.
(2)	Mr. Kelly also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1998.

INTERESTED TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	13

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	13	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present

President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds; President, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present

Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds; Senior Vice President, First Eagle Credit Opportunities Fund

Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Managing Director, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund
Seth Gelman 1345 Avenue of the Americas New York, New York 10105 (born August 1975)	Chief Compliance Officer	April 2023 to present

Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born February 1966)	General Counsel	December 2017 to present

General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC

Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born September 1971)	Secretary and Deputy General Counsel	December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)

Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Variable Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds; Vice President, First Eagle Credit Opportunities Fund

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair) Mandakini Puri

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Funds’ accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

4

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) Peter W. Davidson	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.	1
Board Valuation, Liquidity and Allocations Committee	Lisa Anderson Candace K. Beinecke John P. Arnhold Peter W. Davidson Jean D. Hamilton (Chair) William M. Kelly	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds’ securities by the Adviser; reviews and approves recommendations by the Adviser for changes to the Funds’ valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by the Adviser; and monitors various matters associated with the Funds’ liquidity risk management program.	4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Funds and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President. The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

During the fiscal year ended October 31, 2023, there were five meetings of the Board of Trustees.

Board Oversight of Risk Management

In considering risks related to the Funds, the Board consults and receives reports from officers and personnel of the Funds and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting on risk management at the Adviser is not centralized in any one person or body. However, the Adviser has an Enterprise Risk Management function, which is part of the Legal and Compliance Department and led by the Head of Risk who reports to the General Counsel. The Risk Management team is functionally and hierarchically independent from the day-to-day business and operating units and is responsible for implementing firmwide risk governance framework and providing risk oversight including thematic reviews and internal audits.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Senior Counsel, and previously was the Senior Partner and the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the board of a major public real estate investment trust, and has served as a long standing member of the boards of a public international industrial firm and a major public media company. Ms. Beinecke also serves and has served on the board of major charitable organizations. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson has served as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of various charitable institutions. Prior to May 2022, Ms. Hamilton served on the board of an international reinsurance firm. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly has served on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and a non-profit organization. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer. At First Eagle Funds, Ms. Puri serves on the Board’s Audit Committee.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Trustee Emeritus

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee, in the sole discretion of the Board, may serve as Trustee Emeritus.

A Trustee Emeritus receives no compensation, but will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings (such reimbursements in Mr. Eveillard’s case to be expenses of the Adviser). A Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be invited to attend regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times upon request. A Trustee Emeritus does not have any voting rights at Board meetings, is not considered to be a Trustee under either the 1940 Act or Delaware law, and is not subject to election by shareholders of the Funds.

The following summarizes the experience and qualifications of the Trustee Emeritus:

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. He was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1979-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm, a South African money management firm, and various charitable institutions.

Compensation of Trustees and Officers

Trustees of the Trust who are not Interested Trustees are paid by the Trust, First Eagle Variable Funds and First Eagle Credit Opportunities Fund an annual fee of $215,000 and a fee of $12,000 for each in-person Board meeting and $1,000 (subject to the discretion of the Chair) for each meeting (other than a regularly scheduled meeting) of the Trust’s Board of Trustees, provided that such meeting involves Trustee approval matters. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend. Members of other committees may be paid a fee of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. The Chairs of the Board Valuation, Liquidity and Allocations Committee and Audit Committee receive an additional annual fee of $45,000 and the Chair of the Nominating and Governance Committee receives an additional annual fee of $25,000. Such fees are allocated, generally, between the Trust, First Eagle Variable Funds and First Eagle Credit Opportunities Fund on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for the Trust. During the fiscal year ended October 31, 2023, an aggregate of $2,714,480 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.*

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2023. Officers of the Trust, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

*	This amount includes Trustee fees and expenses paid to James E. Jordan, who served as an Independent Trustee until his retirement effective December 31, 2023.

Trustee Compensation Table
Fiscal Year Ended October 31, 2023

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$321,486	$324,949
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$526,684	$533,200
Peter W. Davidson, Trustee	$291,805	$295,112
Jean D. Hamilton, Trustee	$415,581	$420,695
William M. Kelly, Trustee	$354,131	$357,949
Paul J. Lawler, Trustee	$359,169	$363,597
Mehdi Mahmud, Trustee*	$—	$—
Mandakini Puri, Trustee***	$163,711	$165,500

*	Interested Trustees are not compensated by the Trust for their services.
**

For this purpose, the registrant consists of 11 portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, Rising Dividend Fund, High Yield Municipal Fund, Short Duration High Yield Municipal Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund). The fund complex consists of these portfolios plus the First Eagle Overseas Variable Fund and First Eagle Credit Opportunities Fund. As of October 31, 2023, each Trustee served on the board of the Trust, and that of the First Eagle Overseas Variable Fund and First Eagle Credit Opportunities Fund.

***	Appointed April 20, 2023.

In addition, all persons serving as officers of the Trust (including the Funds’ Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services—Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2023, the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder Fund	Rising Dividend Fund	Small Cap Fund	Smid Cap Fund	Real Assets Fund	High Yield Municipal Fund*	Short Duration High Yield Municipal Fund**
Lisa Anderson	$635,050	$588,275	$390,232	$99,093	$—	$218,254	$—	$—	$—	$—	$—
Candace K. Beinecke	$3,178,635	$1,603,782	$2,493,446	$—	$—	$—	$—	$—	$—	$—	$—
Peter W. Davidson	$150,520	$—	$—	$—	$—	$74,547	$23,985	$—	$25,350	$—	$—
Jean D. Hamilton	$1,619,355	$1,134,104	$454,979	$40,554	$427,871	$856,429	$43,456	$—	$—	$197,801	$—
William M. Kelly	$384,366	$—	$387,089	$—	$—	$404,021	$334,005	$—	$—	$—	$—
Paul J. Lawler	$557,936	$143,657	$76,813	$104,582	$222,219	$87,772	$37,337	$—	$39,450	$51,824	$—
Mandakini Puri***	$63,941	$31,941	$—	$32,589	$—	$—	$14,899	$15,108	$—	$—	$—

*	Reflects deferred compensation amounts invested in the First Eagle High Income Fund.
**

As of the date of this Statement of Additional Information, no compensation with regard to the Short Duration High Yield Municipal Fund had been deferred since the Fund had not commenced operations prior to the date of this Statement of Additional Information.

***	Appointed April 20, 2023.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2023 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in Rising Dividend Fund	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Smid Cap Fund	Dollar Range of Equity Securities in Real Assets Fund	Dollar Range of Equity Securities in High Yield Municipal Fund	Dollar Range of Equity Securities in Short Duration High Yield Municipal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	C	E	A	A	A	A	A	E
Candace K. Beinecke*	E	A	A	A	A	A	A	A	A	A	A	E
Peter W. Davidson	A	A	A	A	A	A	A	A	A	A	A	A
Jean Hamilton	E	D	A	A	A	A	A	A	A	A	A	E
William M. Kelly	E	A	E	A	E	E	E	A	A	A	A	E
Paul J. Lawler	E	E	E	D	E	E	D	A	D	C	A	E
Mandakini Puri	A	A	A	A	A	A	A	A	A	A	A	A

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in Rising Dividend Fund	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Smid Cap Fund	Dollar Range of Equity Securities in Real Assets Fund	Dollar Range of Equity Securities in High Yield Municipal Fund	Dollar Range of Equity Securities in Short Duration High Yield Municipal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E	A	A	A	E	A	E
Mehdi Mahmud	E	E	E	E	A	A	E	A	A	A	A	E

Since January 1, 2022 no independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are the Adviser and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.

Since January 1, 2023, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2022, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above. Mr. Paul Lawler is a Trustee of both the Trust and a registered investment company advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone Inc. are among the owners of the Adviser.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

As of January 31, 2024, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the beneficial interest of each such Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Funds, but those holdings generally are disregarded.

As of January 31, 2024, to the knowledge of the Funds, the following shareholders owned 5.00% or more of the Funds’ securities:

First Eagle Global Fund:

Class A – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 14.44%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.67%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 10.18%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 7.95%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.71%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.36%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.09%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.31%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 22.51%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 12.86%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 9.99%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 9.02%; American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405 8.39%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 7.29%; LPL Financial - Omnibus Customer Account - Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.67%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept-Fl 4 Jersey City NJ 07310-1995 5.81%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.15%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept-Fl 4 Jersey City NJ 07310-1995 13.44%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual

Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 12.30%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.79%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1932 11.01%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 7.71%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.65%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 7.35%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.83%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.47%. American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.27%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 48.75%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 9.02%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.03%.

First Eagle Overseas Fund:

Class A – Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 20.06%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 16.57%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 9.82%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.76%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.02%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.99%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 22.35%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 20.50%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 9.51%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.52%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 8.48%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 6.66%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.56%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.26%.

Class I – Charles Schwab & Co Inc. Attn: Mutual Fund Ops 211 Main St San Francisco CA 94105-1905 17.73%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 15.48%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 11.33%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 8.66%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.27%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 7.03%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.46%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.37%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 5.83%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.80%.

Class R6 – Mac & Co Attn Mutual Fund Operations 500 Grant St Rm 151-1010 Pittsburgh PA 15219-2502 27.09%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 18.53%; The Walt Disney Company Retirement Plan Master Trust 500 S Buena Vista St Burbank CA 91521-0001 14.38%; National Financial Services LLC For The Exclusive Benefit of Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-1995 5.30%.

First Eagle U.S. Value Fund:

Class A – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 12.49%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.05%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 9.69%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.53%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 8.31%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 7.99%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.94%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.79%.

Class C – LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 11.45%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 11.42%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 10.77%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.39%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.88%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.60%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.04%.

Class I – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 31.21%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 9.32%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.08%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.64%; National Financial Services LLC FEBO Our Customers 499 Washington BLVD Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 6.48%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.79%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 5.58%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.20%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 70.02%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 20.68%.

First Eagle Gold Fund:

Class A – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 15.87%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1905 14.48%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 11.63%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 9.98%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 7.54%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.14%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.24%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 18.35%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1932 17.22%; American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405 11.93%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.93%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901 7.86%; LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 7.75%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 6.47%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.70%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept-Fl 4 Jersey City NJ 07310-1995 17.79%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1905 11.08%; Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2810 Market St Saint Louis MO 63103-2523 10.87%; Pershing LLC 1

Pershing Plz Jersey City NJ 07399-0001 8.97%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.90%; American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405 8.63%; LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 8.04%; Morgan Stanley Smith Barney LLC for the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965 7.36%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.91%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.75%.

Class R6 – National Financial Services LLC For The Exclusive Benefit of Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-1995 31.43%; Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 24.09%.

First Eagle Global Income Builder Fund:

Class A – Edward D Jones & Co for the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 20.87%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 20.53%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 9.89%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 7.69%; Pershing LLC 1 Pershing Plz Jersey City NJ 0399-0001 6.23%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.21%; American Enterprise Investment svc 707 2nd Ave S Minneapolis MN 55402-2405 6.04%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 33.49%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 11.62%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 10.95%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.34%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.62%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.65%.

Class I – Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 13.46%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 13.42%; Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 13.28%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 11.07%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 9.32%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 7.62%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds–D Jacobs 211 Main Street San Francisco CA 94105-1901 6.77%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.37%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.58%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.09%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 94.72%.

First Eagle Rising Dividend Fund:

Class A – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 17.36%; Pershing LLC PO Box 2052 Jersey City NJ 07303-2052 9.09%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds–D Jacobs 211 Main Street San Francisco CA 94105-1901 8.69%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 8.51%; Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965 6.51%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.35%.

Class C – Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 16.07%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 14.60%; Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA

94105-1905 12.57%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 12.03%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.94%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 5.89%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 5.06%.

Class I – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 31.52%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 14.05%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 8.96%; Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 5.30%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 83.37%; FPS Trust Company FBO Texas A&M University-Orp 9200 E Mineral Ave Ste 225 Centennial CO 80112-3592 8.75%.

First Eagle Small Cap Opportunity Fund:

Class A – Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 14.49%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 13.56%; Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 13.48%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 9.11%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 8.91%; American Enterprise Investment svc 707 2nd Ave S Minneapolis MN 55402-2405 7.49%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 6.37%.

Class I – American Enterprise Investment svc 707 2nd Ave S Minneapolis MN 55402-2405 32.37%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 14.37%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 12.14%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept - Fl 4 Jersey City NJ 07310-1995 10.09%; Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 9.04%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 5.68%.

Class R6 – Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 94.20%.

First Eagle U.S. Smid Cap Opportunity Fund:

Class A – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 50.98%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 25.64%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 16.46%.

Class I – Bank of America NA PO Box 843869 Dallas Texas 75284-3869 44.23%; Bank of America NA PO Box 843869 Dallas Texas 75284-3869 44.23%.

Class R6 – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

First Eagle Global Real Assets Fund:

Class A – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 58.57%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 40.82%.

Class I – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 34.63%; McLennan Family Estate Trust LLC c/o First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 New York NY 10105-4300 23.07%; Thomas K Brooker Jr c/o First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 New York NY 10105-4300 17.51%; Jean-Marie Eveillard & Elizabeth M Eveillard JT TEN c/o First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 New York NY 10105-4300 11.53%.

Class R6 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 97.76%.

First Eagle High Yield Municipal Fund:

Class A – Edward D Jones & Co for the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 16.81%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 15.02%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 14.47%; Pershing LLC PO Box 2052 Jersey City NJ 07303-2052 8.41%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 7.31%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.83%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.26%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 5.04%.

Class C – Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 24.02%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 19.98%; JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl Mutual Fund Dept Brooklyn NY 11245-0003 8.97%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 8.66%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.80%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.76%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 31.59%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 12.64%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 11.68%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 9.07%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 8.43%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 7.34%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.97%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 81.96%; JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl Mutual Fund Dept Brooklyn NY 11245-0003 15.29%.

First Eagle Short Duration High Yield Municipal Fund:

Class A – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class I – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 99.50%.

Class R6 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 99.88%.

To the knowledge of the Funds, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Prospectus, the Adviser is the Trust’s investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund, the Global Income Builder Fund, the Rising Dividend Fund, the Small Cap Fund, the Smid Cap Fund, the Real Assets Fund, the High Yield Municipal Fund (formerly named First Eagle High Income Fund) and the Short Duration High Yield Municipal Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of FE Holdings. Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings.

The Adviser also furnishes the Trust with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Trust’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser from certain of the Funds as described under the heading “Payments to the Adviser” below.

As to each Fund, the Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually (and in the case of Funds newly-organized after an initial term of two years) in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

Payments to the Adviser

In return for the services listed above, each Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund’s net assets as described below. Applicable contractual expense limitations are described in more detail under the heading “Contractual Expense Limitations.”

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%*
Gold Fund	0.75%
Global Income Builder Fund	0.75%
Rising Dividend Fund	0.50%
Small Cap Fund	0.85%
Smid Cap Fund	0.75%
Real Assets Fund	0.65%
High Yield Municipal Fund	0.45%**
Short Duration High Yield Municipal Fund	0.45%

*

Until March 1, 2024, the Adviser contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets. This waiver had the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70%.

**

The Adviser has contractually agreed to waive its management fee for the period from November 1, 2023 through April 30, 2024. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.45% to 0.00%. Any waiver that is directly attributable to the management fee for the period from November 1, 2023 through April 30, 2024 will not be repaid to the Adviser.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds and the Funds reimburse or pay fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). For Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund, Real Assets Fund, High Yield Municipal Fund and Short Duration High Yield Municipal Fund the reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets, and for Global Income Builder Fund this fee is an annual rate of 0.05% of the value of the Fund’s average daily net assets. Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Funds are in addition to services performed by the Funds’ principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Funds are likewise in addition to the costs incurred in retaining those other service providers. Prior to December 27, 2023, the High Yield Municipal Fund (formerly named First Eagle High Income Fund) paid the Adviser a fee for these services at an annual rate of 0.05% of the Fund’s average daily net assets.

The table below sets forth the total investment advisory fees paid by the Funds to the Adviser for the past three fiscal years. Investment advisory fees are paid monthly.

Fund	2023	2022	2021
Global Fund	$355,670,111	$353,969,256	$361,653,384
Overseas Fund	$93,443,422	$97,482,180	$111,169,732
U.S. Value Fund	$8,874,426**	$9,096,992**	$9,475,928**
Gold Fund	$16,835,453	$15,677,281	$17,385,648
Global Income Builder Fund	$12,435,699	$10,282,779	$9,872,502
Rising Dividend Fund	$1,872,616	$2,251,188	$2,838,468
Small Cap Fund	$8,472,827	$3,036,674	$156,358
Smid Cap Fund*	$134,562	$1,757	$—
Real Assets Fund*	$74,433	$55,098	$—
High Yield Municipal Fund	$790,978	$909,581	$1,486,250
Short Duration High Yield Municipal Fund*	$—	$—	$—

*	The Short Duration High Yield Municipal Fund, Smid Cap Fund and Real Assets Fund commenced investment operations in January 2024, August 2022 and December 2021, respectively.
**

Reflects a contractual waiver of the Adviser’s management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund’s net assets for the period through October 31, 2023, which had the effect of reducing the management fee from 0.75% to 0.70%. This waiver has ceased as of March 1, 2024.

The table below sets forth the total investment advisory fees waived by the Adviser for the past three fiscal years.

Investment advisory fees waived by the Adviser are not subject to recoupment by the Adviser.

Fund	2023	2022	2021
U.S. Value Fund*	$591,646	$606,484	$631,743
High Yield Municipal Fund	$—**	$—	$161,063

*

Until March 1, 2024, the Adviser contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets. This waiver had the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70%.

**

The Adviser has contractually agreed to waive its management fee for the period from November 1, 2023 through April 30, 2024. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.45% to 0.00%. Any waiver that is directly attributable to the management fee for the period from November 1, 2023 through April 30, 2024 will not be repaid to the Adviser.

The table below sets forth the administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) reimbursed by the Funds for the past three fiscal years. These expense reimbursements are in addition to investment advisory fees paid.

Fund	2023	2022	2021
Global Fund	$3,393,719	$3,119,812	$3,969,379
Overseas Fund	$863,458	$1,232,472	$1,296,914
U.S. Value Fund	$196,369	$212,083	$384,955
Gold Fund	$253,006	$284,930	$476,456
Rising Dividend Fund	$221,819	$336,414	$183,821
Small Cap Fund	$466,842	$267,738	$750
Smid Cap Fund*	$19,627	$1,259	$—
Real Assets Fund*	$89,715	$313	$—
High Yield Municipal Fund**	$—	N/A	N/A
Short Duration High Yield Municipal Fund*	$—	N/A	N/A

*	The Short Duration High Yield Municipal Fund, Smid Cap Fund, Real Assets Fund commenced investment operations in January 2024, August 2022 and December 2021, respectively.
**

Prior to December 27, 2023, the High Yield Municipal Fund (formerly named First Eagle High Income Fund) paid the Adviser a fee for these services at an annual rate of 0.05% of the Fund’s average daily net assets.

The table below sets forth the administrative and accounting costs (pursuant to the fee arrangement described under the listing of advisory fees set out above) paid by the Global Income Builder Fund and the High Yield Municipal Fund (formerly named First Eagle High Income Fund) for the past three fiscal years. These fees are in addition to investment advisory fees paid.

Fund	2023	2022	2021
Global Income Builder Fund	$829,071	$685,539	$658,181
High Yield Municipal Fund	$87,889	$101,067	$120,401

Contractual Expense Limitations

The Adviser has contractually undertaken, during the respective periods noted below, to waive fees and/or reimburse annual operating expenses of each Class of the Rising Dividend Fund, Small Cap Fund, Smid Cap Fund, Real Assets Fund, High Yield Municipal Fund and Short Duration High Yield Municipal Fund listed below so that the Class’ total operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below. Commitment fees relating to borrowings are treated as interest for purposes of this exclusion, as are interest and related charges and expense associated with operation of the tender option bond trusts to be sponsored by the High Yield Municipal Fund and/or Short Duration High Yield Municipal Fund and the issuance of the “inverse floater” securities to those Funds by said trusts. Because the contractual undertaking excludes certain expenses, each such Fund’s net expenses may exceed its contractual expense limitation.

Each such Fund has agreed to repay the Adviser out of the assets attributable to each of its respective Classes noted below for any fees waived by the Adviser under the expense limitation or any Operating Expenses the Adviser reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses (after the repayment is taken into account) to exceed either: (1) the expense limitations included in the table below; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The appropriateness of these undertakings is determined on a Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Rising Dividend Fund	A	February 28, 2025	0.90%
	C	February 28, 2025	1.65%
	I	February 28, 2025	0.65%
	R6	February 28, 2025	0.65%
Small Cap Fund	A	February 28, 2025	1.25%
	I	February 28, 2025	1.00%
	R6	February 28, 2025	1.00%
Smid Cap Fund	A	February 28, 2025	1.20%
	I	February 28, 2025	0.95%
	R6	February 28, 2025	0.95%
Real Assets Fund	A	February 28, 2025	1.10%
	I	February 28, 2025	0.85%
	R6	February 28, 2025	0.85%
High Yield Municipal Fund*	A	February 28, 2025	0.85%
	C	February 28, 2025	1.60%
	I	February 28, 2025	0.60%
	R6	February 28, 2025	0.60%
Short Duration High Yield Municipal Fund	A	February 28, 2025	0.85%
	I	February 28, 2025	0.60%
	R6	February 28, 2025	0.60%

*

The Adviser has contractually agreed to waive its management fee for the period from November 1, 2023 through April 30, 2024. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.45% to 0.00%. Any waiver that is directly attributable to the management fee for the period from November 1, 2023 through April 30, 2024 will not be repaid to the Adviser.

The table below sets forth the waived fees and/or reimbursed annual Operating Expenses of each Class of each applicable Fund pursuant to the applicable contractual expense limitation agreement. The Short Duration High Yield Municipal Fund, Smid Cap Fund and Real Assets Fund commenced investment operations in January 2024, August 2022 and December 2021, respectively.

Fund	Class	2023	2022	2021
Rising Dividend Fund	A	$445,261	$305,896	$300,262
	C	$16,714	$41,567	$77,110
	I	$93,128	$75,472	$83,807
	R6	$3,990	$524	$1,244
Small Cap Fund	A	$34,918	$35,559	$11,812
	I	$827,060	$467,141	$177,007
	R6	$7,404	$14,878	$3,249
Smid Cap Fund	A	$3,555	$5,340	$—
	I	$347,861	$98,971	$—
	R6	$3,743	$4,332	$—
Real Assets Fund	A	$64,115	$40,189	$—
	I	$339,917	$262,027	$—
	R6	$42,237	$38,082	$—
High Yield Municipal Fund*	A	$102,116	$—	$—
	C	$8,380	$—	$—
	I	$142,781	$—	$—
	R6	$3,386	$—	$—
Short Duration High Yield Municipal Fund	A	$—	$—	$—
	I	$—	$—	$—
	R6	$—	$—	$—

*	Reflects waived fees and/or reimbursed annual Operating Expenses pursuant to the contractual expense limitation agreement in placed from January 1, 2023 through October 31, 2023.

As of October 31, 2023, no Class of a Fund repaid the Adviser for amounts that the Adviser reimbursed.

Portfolio Managers

The following table provides information as of October 31, 2023 (and as of March 1, 2024 as it relates to Mr. John Miller) relating to the other accounts managed by the portfolio managers and their investments in the Funds. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Portfolio Manager	Funds Managed	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager (Not including incentive-plan awards)**		Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	Global Fund Overseas Fund U.S. Value Fund	3 accounts with assets of $59.5 billion	Global Fund Overseas Fund U.S. Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000	10 accounts with assets of $9.8 billion	13 accounts with assets of $6 billion
Kimball Brooker, Jr	Global Fund Overseas Fund U.S. Value Fund Global Income Builder Fund	4 accounts with assets of $61.1 billion	Global Fund Overseas Fund U.S. Value Fund Global Income Builder Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000	11 accounts with assets of $11.4 billion	13 accounts with assets of $6 billion
Matthew Lamphier	U.S. Value Fund	1 account with assets of $1.1 billion	U.S. Value Fund	$100,001-$500,000	None	None
Thomas Kertsos	Gold Fund	1 account with assets of $2.2 billion	Gold Fund	$0-$50,000	1 account with assets of $200 million	None
Julien Albertini	Global Income Builder Fund Rising Dividend Fund Global Fund	3 accounts with assets of $48.5 billion	Global Income Builder Fund Rising Dividend Fund Global Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000	2 accounts with assets of $900 million	5 accounts with assets of $100 million
Manish Gupta	Rising Dividend Fund Global Fund	2 accounts with assets of $46.8 billion	Rising Dividend Fund Global Fund	None None	1 account with assets of $500 million	5 accounts with assets of $100 million
Christian Heck	Rising Dividend Fund Overseas Fund	2 accounts with assets of $12.2 billion	Rising Dividend Fund Overseas Fund	None $50,001-$100,000	3 accounts with assets of $700 million	None
Max Belmont	Gold Fund	1 account with assets of $2.2 billion	Gold Fund	$500,001-$1,000,000	1 account with assets of $200 million	None
Alan Barr	Overseas Fund	1 account with assets of $11.9 billion	Overseas Fund	Over $1,000,000	3 accounts with assets of $700 million	10 accounts with assets of $900 million
Mark Wright	U.S. Value Fund	1 account with assets of $1.1 billion	U.S. Value Fund	$100,001-$500,000	None	None
Idanna Appio	Global Income Builder Fund	1 account with assets of $1.6 billion	Global Income Builder Fund	None	None	None
William A. Hench	Small Cap Fund Smid Cap Fund	2 accounts with assets of $1.3 billion	Small Cap Fund Smid Cap Fund	Over $1,000,000 Over $1,000,000	3 accounts with assets of $100 million	1 account with assets of $840 thousand
Robert Kosowsky	Small Cap Fund Smid Cap Fund	2 accounts with assets of $1.3 billion	Small Cap Fund Smid Cap Fund	$100,001-$500,000 $0-$50,000	3 accounts with assets of $100 million	1 account with assets of $840 thousand
Suzanne Franks	Small Cap Fund Smid Cap Fund	2 accounts with assets of $1.3 billion	Small Cap Fund Smid Cap Fund	$100,001-$500,000 $0-$50,000	3 accounts with assets of $100 million	1 account with assets of $840 thousand
Benjamin Bahr	Real Assets Fund	1 account with assets of $11.3 million	Real Assets Fund	$100,001-$500,000	None	None
John Masi	Real Assets Fund	1 account with assets of $11.3 million	Real Assets Fund	$100,001-$500,000	None	None
George Ross	Real Assets Fund	1 account with assets of $11.3 million	Real Assets Fund	$100,001-$500,000	None	None
David Wang	Real Assets Fund	1 account with assets of $11.3 million	Real Assets Fund	$100,001-$500,000	None	None
John Miller***	High Yield Municipal Fund Short Duration High Yield Municipal Fund	2 accounts with assets of $154 million	High Yield Municipal Fund Short Duration High Yield Municipal Fund	$100,001-$500,000 None	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.
**

Beneficial ownership shown in the table does not reflect certain awards to the portfolio managers made under the Adviser’s long-term incentive plan. Those awards are described in a separate table below.

***	Mr. Miller joined the Adviser as a Portfolio Manager in January 2024.

As noted above, this table does not reflect participation by portfolio managers in the long-term incentive plan established by the Adviser. Awards under that plan are notionally allocated among various First Eagle Funds and result, over time, in payments for the benefit of the portfolio managers that are intended to generally replicate the investment performance of the relevant Funds, subject to customary vesting and forfeiture requirements. Notional investment amounts, when combined with the actual investments by a portfolio manager, would be as follows, in each case reflecting actual investments made as of October 31, 2023 (and as of March 1, 2024 in the case of Mr. John Miller) and incentive plan notional investments as of October 31, 2023 (and as of March 1, 2024 in the case of Mr. John Miller):

Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by Each Portfolio Manager (Including incentive-plan awards)
Matthew McLennan	Global Fund Overseas Fund U.S. Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Kimball Brooker, Jr	Global Fund Overseas Fund U.S. Value Fund Global Income Builder Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Matthew Lamphier	U.S. Value Fund	Over $1,000,000
Thomas Kertsos	Gold Fund	$500,001-$1,000,000
Julien Albertini	Global Income Builder Fund Rising Dividend Fund Global Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Manish Gupta	Rising Dividend Fund Global Fund	Over $1,000,000 Over $1,000,000
Christian Heck	Rising Dividend Fund Overseas Fund	$500,001-$1,000,000 $500,001-$1,000,000
Max Belmont	Gold Fund	$500,001-$1,000,000
Alan Barr	Overseas Fund	Over $1,000,000
Mark Wright	U.S. Value Fund	$100,001-$500,000
Idanna Appio	Global Income Builder Fund	$100,001-$500,000
William A. Hench	Small Cap Fund Smid Cap Fund	Over $1,000,000 $100,001-$500,000
Robert Kosowsky	Small Cap Fund Smid Cap Fund	$100,001-$500,000 $0-$50,000
Suzanne Franks	Small Cap Fund Smid Cap Fund	$500,001-$1,000,000 $50,001-$100,000
Benjamin Bahr	Real Assets Fund	$100,001-$500,000
John Masi	Real Assets Fund	$500,001-$1,000,000
George Ross	Real Assets Fund	$100,001-$500,000
David Wang	Real Assets Fund	$100,001-$500,000
John Miller	High Yield Municipal Fund	$100,001-$500,000
	Short Duration High Yield Municipal Fund	None

The following table provides information as of October 31, 2023 (and as of March 1, 2024 as it relates to Mr. John Miller) relating to the other accounts managed by the portfolio managers with respect to which the advisory fee is based on the performance of the account:

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	None	1 account with assets of $5.1 billion	None
Kimball Brooker, Jr	None	2 accounts with assets of $6.6 billion	None
Matthew Lamphier	None	None	None
Thomas Kertsos	None	None	None
Julien Albertini	None	1 account with assets of $500 million	None
Manish Gupta	None	None	None
Christian Heck	None	None	None
Max Belmont	None	None	None
Alan Barr	None	None	None
Mark Wright	None	None	None
Idanna Appio	None	None	None
William A. Hench	None	None	None
Robert Kosowsky	None	None	None
Suzanne Franks	None	None	None
Benjamin Bahr	None	None	None
John Masi	None	None	None
George Ross	None	None	None
David Wang	None	None	None
John Miller	None	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of each Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the portfolio managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio managers listed above may be assisted by a team of professionals, such as Associate Portfolio Managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value, Small Cap and High Yield Municipal Credit Teams and provides information regarding their professional backgrounds.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French. Mr. Albertini manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Manish Gupta, manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr. and Idanna Appio, and manages Rising Dividend Fund with Portfolio Managers Manish Gupta and Christian Heck.

Beverages, healthcare equipment & services, commercial services, and diversified industrials

Idanna Appio

Ms. Appio joined the Adviser in September 2015. Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania. Ms. Appio manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr. and Julien Albertini.

Sovereign debt and currencies

Stefanie Bachhuber, CFA

Ms. Bachhuber joined the Adviser in September 2011 from Dwight Asset Management, where she spent 10 years as a senior credit analyst covering primarily consumer-focused industries. Prior to joining Dwight, she held positions with Mt. Washington Investment Group (a division of The St. Paul), Friedman, Billings, Ramsay, and Federated Investors. Ms. Bachhuber received her MBA from Duke University and her BSM from Tulane University.

Corporate credits for consumer, retail, textile, apparel, waste management, tobacco, home building and building materials and autos

Andrew Bahl, CFA

Mr. Bahl joined the Adviser in September 2011 from Dwight Asset Management where he was an associate credit analyst covering the Transportation industry. Prior to Dwight, he was a manager at Protiviti in their financial services team where he executed operational and compliance reviews for clients. Mr. Bahl graduated from Washington and Lee University with a Bachelor of Science degree in Business Administration.

Corporate credits for manufacturing, transports, aerospace and defense, gaming, lodging, leisure, metals and mining and chemicals

Benjamin Bahr, CFA

Mr. Bahr joined the Adviser in July 2015. Prior to joining the firm, Mr. Bahr was at AllianceBernstein, where he spent four years as a research analyst covering the telecom and utilities sectors for the firm’s value strategies. Previously, he worked as an Investment Banking analyst at Deutsche Bank Securities in New York. Mr. Bahr received his BBA degree in Finance from the University of Notre Dame and his MBA from Columbia University. Mr. Bahr manages Real Assets Fund with Portfolio Managers John Masi, George Ross and David Wang.

Chemicals, exploration & production, banks, other financials, autos and agricultural commodities

Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications. Mr. Barr manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Christian Heck.

Forestry & paper, personal & household goods and retail

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Max Belmont, CFA

Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen- Geislingen University in Germany, where he earned his MSc in International Finance with honors. Mr. Belmont manages Gold Fund with Portfolio Manager Thomas Kertsos. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2021.

Mining (precious metals) and aerospace & defense

Andrew Belsky

Mr. Belsky joined the adviser in January 2024. He is a credit analyst on the High Yield Municipal Credit team. Mr. Belsky is responsible for multi-sector underwriting, credit monitoring and portfolio analysis. Previously, Mr. Belsky was a director on the municipal trading desk at Barclays Capital, focusing on high yield credit. Before that, Mr. Belsky held buyside credit roles at Whitebox Advisors and Rosemawr Management, and banking, trading, and credit roles at various dealers. Mr. Belsky earned a BS in public affairs and a MPA from Indiana University.

Kimball Brooker, Jr

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is the Co-Head of the First Eagle Global Value Team and manages Global Fund with Portfolio Managers Matthew McLennan, Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Matthew McLennan, Christian Heck and Alan Barr, manages U.S. Value Fund with Portfolio Managers Matthew McLennan, Matthew Lamphier and Mark Wright, and manages Global Income Builder Fund with Portfolio Managers Julien Albertini and Idanna Appio.

Banks, commercial services, financial services and holding companies

Frank Francese

Mr. Francese is a senior research analyst on the Small Cap team. Prior to joining the Adviser in 2022, Mr. Francese spent 14 years focused on advising businesses executing strategic turnarounds and transformations. Mr. Francese has 30-plus years of cross-functional experience in the financial industry, holding senior positions in equity research, institutional equity sales and trading, and expert networks. He began his financial career as a research analyst at Drexel Burnham Lambert. Mr. Francese earned a BA in computer science and math from LeMoyne College and an MBA in finance and management from Fordham University.

Suzanne Franks

Ms. Franks joined the Adviser in April 2021. Ms. Franks is an Associate Portfolio Manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Ms. Franks was an assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that she founded Vivid Research Inc., an independent research boutique focused on companies facing opportunistic or event-driven catalysts. Previously, she was a principal and portfolio manager at Opportunity Research Group. Ms. Franks earned a BBA in finance, magna cum laude, from Texas A&M University and an MBA from The University of Chicago Booth School of Business. Ms. Franks manages Small Cap Fund and Smid Cap Fund with Portfolio Managers William A. Hench and Robert Kosowsky.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Fernando Freijedo

Mr. Freijedo is a sovereign research analyst on the Global Value team. Prior to joining the Adviser in April 2022, Mr. Freijedo was a senior associate analyst in the sovereign risk group at Moody’s Investor Service monitoring the creditworthiness of sovereigns and multinational development banks in Latin America and the Caribbean. Before that, Mr. Freijedo was a country analyst for The Economist Intelligence Unit and an analyst at the Center for Financial Research at Torcuato Di Tella University in Buenos Aires. Fernando earned a licentiate degree in economics from the Catholic University of Argentina and a graduate degree in economics from Torcuato Di Tella University.

Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin. Mr. Gupta manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Julien Albertini, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Christian Heck.

Technology, media & telecom, transport & logistics

Christian Heck, CFA

Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Christian spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Christian is a graduate of Wright State University and was awarded his MBA from Yale School of Management. Mr. Heck is fluent in German. Mr. Heck manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Alan Barr, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Manish Gupta.

Retail, travel & leisure, healthcare equipment & services, industrial machinery

William A. Hench

Mr. Hench joined the Adviser in April 2021. Mr. Hench is head of the Small Cap team and lead portfolio manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Mr. Hench was portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners, where he worked for 18 years. Before that, he spent 10 years in the institutional equity business in Boston and New York, most recently with JP Morgan. He began his professional career as a CPA with Coopers and Lybrand. Mr. Hench earned a bachelor’s degree from Adelphi University. Mr. Hench manages Small Cap Fund and Smid Cap Fund with Portfolio Managers Robert Kosowsky and Suzanne Franks.

Emily Howard

Ms. Howard joined the Adviser in September 2018 as a sovereign research analyst. Prior to joining the firm, Ms. Howard was a country risk specialist at the Federal Reserve Bank of New York, where, over the years, she covered advanced economies as well as emerging and frontier markets across Europe, Eurasia, Latin America, South America and Africa. Ms. Howard completed her undergraduate studies at New York University and received her MA in international economics and foreign affairs from the Johns Hopkins School of Advanced International Studies.

Sovereign debt

Adrian Jones

Mr. Jones joined the Adviser as a senior research analyst in April 2018. Previously, Mr. Jones was a senior analyst at King Street Capital Management, a distressed/value hedge fund. Prior to that, he was a co-founder of Artemis Partners, L.P., a portfolio manager at ING Investment Management, an equity analyst at Soros Fund Management and an investment banking analyst at Lazard Frères Co. Mr. Jones earned his BA in art history at Yale University.

Investment grade fixed income

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Lina Kabaria, CFA

Ms. Kabaria joined the Adviser in September 2015. Prior to joining the firm, Ms. Kabaria was a High Yield research analyst for J.P. Morgan covering the telecommunications and technology industries. Previously, she was a fixed income associate in J.P. Morgan Asset Management’s Private Placement Mortgage Fund group. She received her Bachelor of Science in Finance and Computer Science from Rutgers University.

Corporate credits for healthcare, paper and packaging, financials, telecommunications

Thomas Kertsos

Mr. Kertsos joined the Adviser in May 2014 as a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos manages Gold Fund with Portfolio Manager Max Belmont. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2015.

Mining (precious metals) and marine transportation

Robert Kosowsky, CFA

Mr. Kosowsky joined the Adviser in April 2021. Mr. Kosowsky is an Associate Portfolio Manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Mr. Kosowsky was an assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that he held various analyst roles at Sidoti & Company, OFI Institutional Asset Management, Ballentine Partners and Thomson Financial. Mr. Kosowsky earned a bachelor’s degree in finance from Boston College and an MBA from Vanderbilt University, and he holds the Chartered Financial Analyst designation. Mr. Kosowsky manages Small Cap Fund and Smid Cap Fund with Portfolio Managers William A. Hench and Suzanne Franks.

Kevin Kuzio, CFA

Mr. Kuzio joined the Adviser in December of 2011. Prior to joining the Adviser, he spent nine years as a senior credit analyst for Dwight Asset Management LLC, where he focused on both investment grade and high yield opportunities, serving as the Head of Credit Research for the last year. Previously, he spent five years at KDP Investment Advisors as a senior high yield analyst responsible for airlines and technology and media coverage. Prior to that, he served as senior vice president at Catalyst Financial Group. Mr. Kuzio received his B.Mus. from Susquehanna University and his MBA from Katz Graduate School of Business, University of Pittsburgh.

Corporate credits for technology, media, airlines, energy, coal, and entertainment

Matthew Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Kimball Brooker. Prior to that he was an Associate Portfolio Manager of the U.S. Value Fund since 2011.

Director of Research, railroads, aerospace and defense

John Masi, CFA

Mr. Masi joined the Adviser in April 2012. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi received his BA in physics from Harvard University and his MBA from Columbia University.

Utilities, diversified industrials, commercial vehicles & trucks, infrastructure and insurance

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Matthew McLennan, CFA

Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co-Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as The University of Queensland in America, Harvard School of Public Health, Trinity School and The Library of America. Mr. McLennan manages Global Fund with Portfolio Managers Kimball Brooker, Jr., Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Kimball Brooker, Jr., Christian Heck and Alan Barr, and manages U.S. Value Fund with Portfolio Managers Kimball Brooker, Jr., Matthew Lamphier and Mark Wright.

Co-Head of the First Eagle Global Value Team

Adam Mielnik, CFA

Mr. Mielnik is a senior research analyst for the Smid Cap Fund and Small Cap Fund. Prior to joining First Eagle in April 2021, Mr. Mielnik was a senior analyst for the Small Cap Opportunistic Value strategy at Royce Investment Partners. Mr. Mielnik earned a bachelor’s degree from Fordham University, and he holds the Chartered Financial Analyst designation.

John V. Miller, CFA

Mr. Miller joined the Adviser in January 2024. Mr. Miller is head and chief investment officer of the High Yield Municipal Credit team and a portfolio manager of the High Yield Municipal Fund and the Short Duration High Yield Municipal Fund. Previously, Mr. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management, where he worked for 27 years. Mr. Miller earned his bachelor’s degree from Duke University, his master’s degree from Northwestern University and his MBA from the University of Chicago Booth School of Business. Mr. Miller manages the High Yield Municipal Fund and the Short Duration High Yield Municipal Fund.

Ben Offen

Mr. Offen joined the Adviser in February 2021. Currently, Mr. Offen is a research analyst on the Global Value team with generalist coverage. Prior to joining First Eagle, he worked as an investment analyst covering non-US industrials at Lord Abbett. Mr. Offen earned a BA with honors from the University of Chicago.

George Ross, CFA

Mr. Ross joined the Adviser in 2003 and has performed a number of roles. Currently, Mr. Ross is a senior research analyst with responsibility for metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit. Previously, Mr. Ross served as director of research and portfolio manager for the Adviser’s Event Driven team. Prior to joining the firm, Mr. Ross worked for seven years in the technology sector, ending as a senior engineer for I-Deal LLC. Mr. Ross earned a BA in political economy and literature from Tulane University and an MFA in writing from the University of Iowa. Mr. Ross manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and David Wang.

Metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit

Mark Salamone

Mark Salamone is a trader for the Small Cap and Global Value teams, and a trader/analyst for the Smid Cap Fund. Prior to joining First Eagle in October 2021, he spent 19 years at Royce Investment Partners as director of technical analysis and a trader. Before that, Mr. Salamone held a role in broker-dealer services at The Rushmore Fund. He started his career as a personal financial advisor at Ameriprise Financial. Mr. Salamone earned a BA in government and political science from the University of Maryland and holds the Chartered Market Technician designation.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Connor Sheehy

Mr. Sheehy joined the Adviser in 2022 and is a research analyst on the Small Cap team. Mr. Sheehy earned a BS in business from the Stern School of Business at New York University. While at New York University, Mr. Sheehy held internships at Neuberger Berman, Credit Capital Investments and Corning Incorporated.

John Suh

Mr. Suh joined the Adviser in February 2024. He is a credit analyst on the High Yield Municipal Credit team. Mr. Suh is responsible for multi-sector underwriting, credit monitoring and portfolio analysis. Previously, Mr. Suh was a dual trader/analyst on the high yield desk in JPMorgan’s public finance division, focused primarily on tobacco bonds. Before that, Mr. Suh held similar public finance positions at Barclays Capital and Bear Stearns. Mr. Suh earned a BS in mathematics from Hanyang University, a MS in mathematics from the University of Illinois at Urbana-Champaign and a MS in computational finance from Carnegie Mellon University’s Tepper School of Business. He also served as a sergeant in the Republic of Korea Army.

Neil Valecha

Mr. Valecha joined the Adviser in April 2021. Currently, Mr. Valecha is a research analyst on the Global Value team with generalist coverage. Prior to joining First Eagle, he worked as a senior associate covering energy at Dodge & Cox and previously served as a macroeconomic research assistant while studying at the University of Michigan. Mr. Valecha earned a BA from the University of Pennsylvania.

David Wang, CFA

Mr. Wang joined the Adviser in January 2017. He previously spent five years as a research associate covering energy, industrials and healthcare services at Dodge & Cox in San Francisco. He received his undergraduate degrees from the University of Pennsylvania in Economics and Electrical Engineering and his MBA from Harvard University. Mr. Wang manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and George Ross.

Building materials and building products, real estate, healthcare and holding companies, brokers and exchanges, and food

Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT. Mr. Wright manages U.S. Value Fund with Portfolios Managers Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier.

Banks, credit cards & payments and other financials, and tobacco

Melody Zhang

Ms. Zhang is a research analyst on the Global Value team with generalist coverage. Ms. Zhang joined the Adviser in June 2022. A recipient of the First Eagle Investments Foundation Scholarship, Ms. Zhang previously served as an intern on the Global Value team while completing her MBA studies at Columbia Business School, where she was part of the Value Investing Program. Before that, she held multiple financial analyst positions at Canadian Tire and was a summer analyst at RBC Capital Markets. In addition to her MBA from Columbia, Ms. Zhang earned a bachelor of commerce from Smith School of Business, Queen’s University.

Conflicts of Interest

Personnel of the Adviser (including the Funds’ portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize investment programs that are substantially similar to those of one or more Funds managed by such personnel, including, in certain cases, proprietary and related accounts, and accounts that provide for incentive compensation (including performance fees). In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser or its affiliates), some of which may provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities present conflicts between the interests of a Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may give rise to conflicts of interest as discussed under the heading Portfolio Transactions and Brokerage. Conflicts also may be presented by portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the Funds that they manage (and are not invested in one Fund or another to the same extent).

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance its respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more accounts can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Funds may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser wish to cause the Funds to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Funds to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and a Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Funds’ assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and Blackstone/Corsair.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Funds’ assets. It is the policy of the Adviser to vote proxies on behalf of each client (e.g., each of the Funds) in a manner that serves the best interest of the client and enhances the economic value of the underlying portfolio securities held in the client’s account.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser utilizes Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Funds have the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the relevant ISS proxy guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals, which typically seek to be consistent with the best interests of the client and with enhancing the economic value of the underlying portfolio securities. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser principally employs the proxy voting services provided by ISS. As a practical matter, in most cases, the Adviser votes client proxies in a manner consistent with the voting recommendation of ISS. However, the Adviser evaluates individual proxies in accordance with the Policies and may determine to depart from the recommendation of its proxy voting service provider in voting a proxy.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Trust at 800.334.2143; or (ii) at www.firsteagle.com/individuals-home. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUNDS’ SHARES

FEF Distributors, LLC serves as the Distributor of the Funds’ shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser. FEF Distributors, LLC’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund’s outstanding Class A shares. Each applicable Fund pays the Distributor Rule 12b-1 distribution and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund’s outstanding Class C shares. These payments (other than service fees), which generally are made on a monthly basis, also may be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds’ Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Funds agree to indemnify the Distributor against certain liabilities under the 1933 Act. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

The Funds’ Rule 12b-1 Plan is a compensation plan, which means that the Funds pay the Distributor for distributor services based on the net assets of the covered shares. The Distributor pays financial services firms’ fees for distributing the applicable shares. The Class I shares and Class R6 shares of the Funds do not participate in the Plan.

Under the Rule 12b-1 Plan, for the fiscal year ended October 31, 2023, the Distributor paid $57,630,066 to financial services firms as fees for distribution of Fund shares, $55,785,934 for compensation and overhead for internal marketing personnel, $1,521,523 for payments to marketing consultants and for other professional services, and $7,249,570 for miscellaneous distribution-related costs. These payments aggregated $122,187,093, of which $58,645,555 was paid by the Distributor from amounts received by it under the Funds’ Rule 12b-1 Plan distribution fee (which amounts included $1,015,489 retained by the Distributor under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor from its own assets. For the fiscal years ended October 31, 2022 and October 31, 2021, the Distributor received $64,255,153 and $75,883,304, respectively, under the Funds’ Rule 12b-1 Plan distribution fee which amounted to $1,059,749 and $1,239,483 retained by the Distributor, respectively. For the fiscal years ended October 31,2023, October 31,2022, and October 31,2021, the Distributor received $5,196,883, $6,660,396 and $10,127,820,respectively, under the Funds’ Rule 12b-1 Plan service fee.

For the fiscal year ended October 31, 2023, the Distributor received $479,412 in net underwriting discounts and commissions, $91,334 in compensation on redemptions and repurchases and $0 in other compensation from the Funds.

A Fund may enter into arrangements with financial intermediaries to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, SS&C GIDS, Inc. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. A Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, financial intermediaries may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below.) Sub-transfer agency fees can comprise a substantial portion of the Funds’ ongoing expenses (except in the case of Class R6 shares, where such fees are not paid). While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Funds and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Funds and the Adviser.

For the 12-month period ended December 31, 2023, total sub-transfer agency payments of this nature made by the Funds were approximately $47,409,630, comprising a substantial portion of the Funds’ ongoing expenses.

Additional payments relating to sub-transfer agency services may be paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing” (as further discussed below). For the 12-month period ended December 31, 2023, $32,380,940 in additional sub-transfer agency payments were made by the Distributor, the Adviser or affiliates.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as “revenue sharing”—to broker-dealers or financial intermediaries for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. Although a broker-dealer or financial intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in a Fund, the aggregate amount of these payments to broker-dealers or financial intermediaries may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, broker-dealers or financial intermediaries may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker-dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker-dealer personnel about the Funds and shareholder financial planning assistance. To the extent that broker-dealers or financial intermediaries receiving revenue sharing payments sell more shares of a Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. However, the Distributor, the Adviser or an affiliate does not consider a broker-dealer or financial intermediary’s sale of shares of a Fund when selecting brokers or dealers to effect portfolio transactions for the Funds.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectuses. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the broker-dealer or financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the broker-dealer or financial intermediary or overall asset levels of the Funds held for or by clients of the broker-dealer or financial intermediary, the willingness of the broker-dealer or financial intermediary to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the broker-dealer’s or financial intermediary’s sales personnel relating to the Funds, as well as the overall quality of the services provided by the broker-dealer or financial intermediary. No such payments are made by reference to Class R6 shares or to the assets of this class.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Distributor, the Adviser or an affiliate also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

As of December 31, 2023, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients). The Distributor, the Adviser and/or an affiliate may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other broker-dealers or financial intermediaries. The Distributor, the Adviser and/or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in this paragraph.

Parties Having Revenue Sharing Agreements with the Distributor, the Adviser or an Affiliate
Ameriprise Financial Services, Inc.
E*Trade Securities LLC
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
LPL Financial LLC
Merrill, Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Osaic, Inc.
Northwestern Mutual Investments, LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Wells Fargo Advisors, Inc.

The above-listed revenue sharing counterparties may change from time to time. For the 12-month period ended December 31, 2023, total revenue sharing payments made to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.05% of the average net assets across the First Eagle Funds complex.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase a Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

FUND SHARES

The shares of beneficial interests of the Trust are currently classified as Class A shares, Class C shares, Class I shares and Class R6 shares of the Global Fund, Class A shares, Class C shares, Class I shares and Class R6 shares of the Overseas Fund, Class A shares, Class C shares, Class I shares and Class R6 shares of the U.S. Value Fund, Class A shares, Class C shares, Class I shares and Class R6 shares of the Gold Fund, Class A shares, Class C shares, Class I shares and Class R6 shares of the Global Income Builder Fund, Class A shares, Class C shares, Class I shares and Class R6 shares of the Rising Dividend Fund, Class A shares, Class I shares and Class R6 shares of the Small Cap Fund, Class A shares, Class I shares and Class R6 shares of the Smid Cap Fund, Class A shares, Class I shares and Class R6 shares of the Real Assets Fund, Class A shares, Class C shares, Class I shares and Class R6 shares of the High Yield Municipal Fund and Class A shares, Class I shares and Class R6 shares of the Short Duration High Yield Municipal Fund. All shares issued and outstanding are redeemable at net asset value at the option of shareholders. When shares are held in a dealer’s “street name”, they generally are redeemable only through the dealer account in which they are held. Shares have no preemptive rights. Not all financial intermediaries will be authorized to sell and hold all classes of shares.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law. Each share of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Subject to the limitations and eligibility requirements disclosed in a Fund’s Prospectus and this Statement of Additional Information and to any conversion procedures, including shareholding periods and/or conversion charges, the shares of each Fund may be converted as follows. You may convert Class A shares and Class C shares of a Fund having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A and Class C shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same Fund. You also may convert Class C shares of a Fund into Class A shares or Class I shares of the same Fund, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Class C shares of a Fund automatically convert to Class A shares of that Fund eight years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, a Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. A Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Funds through such accounts may contact their intermediary with questions regarding conversions. Assuming you meet the Class R6 eligibility requirements, you may convert shares of any other class to Class R6 shares of the same Fund. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and generally should not result in the realization of income or gain for federal income tax purposes. The Funds reserve the right to refuse any conversion requests. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. Certain intermediary-related terms also are described in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

A Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

A Fund may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account held directly with the Fund based on a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” is defined in FINRA Rule 2165 to be an individual who is a natural person (i) age 65 and older or (ii) age 18 and older who the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. A Fund will immediately initiate an internal review of the facts and circumstances that caused the transfer agent to reasonably believe that the temporary hold is warranted under FINRA Rule 2165. However, the transfer agent and/or a Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor a Fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.

Not all Trust shares are made generally available for purchase.

COMPUTATION OF NET ASSET VALUE

Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of a Fund are treated as liabilities of a Fund for this purpose and therefore reduce a Fund’s net asset value. Generally, expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and startup costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include Rule 12b-1 distribution fees, shareholder servicing fees and fees paid to intermediaries for so-called sub-transfer agency fees, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the

NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Swaps are marked-to-market daily based on valuations from independent pricing services or broker dealers. Pricing services utilize matrix pricing that considers comparisons to interest rate curves; credit spread curves, default possibilities and recovery rates. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methodologies, models and assumptions for its evaluated prices.

Exchange-traded options are valued at the official closing price and futures are valued at the settlement price determined by the relevant exchange. If the settlement price is not reported or otherwise unavailable, the options or futures will be valued at the mean of the last available bid-ask quotations (and if there is, only a bid and only an asked price during the trading day, valuation will be at such bid or ask for long and short positions, respectively). There may be situations when the above information is not available (including, but not limited to, when an option is out of the money near its expiration date). In the absence of an official closing price, the last sale price, a mean of the last available bid-ask quotation, or a bid for long positions or an ask for short positions, or the Bloomberg Options Valuation Model may be utilized to value the respective option. There may be situations when the above information is available but does not align with the pricing of the underlying equity security. If a fund holds a call option position (either a long or written short) on expiration date and that call option is out of the money at the market close, that option can be priced at $0 as it has ceased to exist, which is consistent with the Options Clearing Corporation provision whereby any open option on expiration date is automatically exercised if that option is $0.01 or more in-the-money.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios.

When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures adopted by the Adviser’s Valuation Committee. Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Adviser believes relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, a Fund’s portfolio holdings are reported to the SEC within 60 days after the end of the Fund’s relevant first or third fiscal quarterly period. Full portfolio holdings, as well as certain statistical information relating to portfolio holdings such as country or sector allocations, are posted to the Funds’ website on a monthly basis within 15 days after the end of each month. These postings can be located under “Monthly Holdings” and/or behind the Portfolio tab on each Fund’s section of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available. As should be clear, because the Funds consider current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Funds. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Funds’ custodian (JPMorgan Chase Bank, N.A.) (full portfolio daily, no lag) and internal and external accounting personnel (full portfolio daily, no lag), third party legal advisers, the Funds’ independent registered public accounting firm, various portfolio management and/or trading systems, execution and/or compliance management systems and settlement systems (Charles River Development, Global Trading Analytics LLC, Electra Information Systems, SS&C Evare, AcadiaSoft ProtoColl Collateral System, GTSS, FX Connect, Omgeo, FundApps and CapIQ) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, ACA Performance Services in connection to GIPS verification (disclosure may vary but include full portfolio at month-end, no lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag), Ernst & Young LLP, in connection with tax analysis (full portfolio monthly, no lag) and the following mutual fund rating/ranking organization, whose further dissemination is subject to the subscription rules of this rating/ranking organization: MSCI (full portfolio daily, no lag). On occasion the Funds may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Funds’ regular pricing and fair valuation services are Refinitiv, ICE Data Services, Bloomberg L.P., IHS Markit, JPMorgan Pricing Direct, Inc (all such services have access to some or all of the portfolio daily, no lag). The Funds will also disclose information regarding portfolio transactions and portfolio holdings FIS Employee Compliance Manager (f/k/a FIS Protegent PTA), a personal trading compliance system (daily, no lag) through portfolio transaction reports in which the Funds’ portfolio accounts are not identified.

Limited portfolio holdings information also may be released to other third parties more frequently than described above. By way of example, portfolio holdings information concerning a security held by any of the Funds may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Funds’ policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Funds nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

In addition, the Adviser manages other accounts such as separately managed accounts and other pooled investment vehicles that have the same or substantially similar investment objectives and strategies to those of the Funds, and therefore, the same or substantially similar portfolio holdings. The portfolio holdings of these accounts and/or funds are made available to certain parties on a more timely basis than Fund portfolio holdings are made publicly available as specified in this Statement of Additional Information. It is possible that any such recipient of these holdings could trade ahead of or against a Fund based on the information received.

The Funds or its affiliates may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Funds’ portfolio securities or may state that the Funds recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, Sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Trust’s Prospectuses. While sales charges for investors residing outside the United States may vary from those listed in the statutory prospectuses, the Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record (including Army Post Office (APO), Fleet Post Office (FPO) and Diplomatic Post Office (DPO) addresses) and (ii) all account owners residing in the United States at the time of sale. Any existing account that is updated to reflect a non-U.S. address also may be restricted from making additional investments. As stated in the Prospectuses, shares of each Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, FE Holdings, certain other subsidiaries of FE Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

DIVIDENDS AND DISTRIBUTIONS

It is each Fund’s policy to make annual distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the date immediately preceding the payment date. The Funds make distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Funds will be reduced by the amount of the payment.

As a supplement to their annual distributions of net investment income and net realized capital gains (which are intended to assure compliance with Subchapter M of the Internal Revenue Code of 1986 (the “Code”)), certain Funds make regular distributions of net investment income and exempt interest income throughout the year.

In certain circumstances, compliance with Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder, could have a material adverse effect on a Fund’s investment program and the tax consequences to a Fund and its shareholders. The Global Income Builder Fund intends to make regular, monthly distributions of investment company taxable income as ordinary dividends and to make one distribution of net capital gain as a capital gain dividend each year. However, it is often difficult to determine a Fund’s expected investment company taxable income for the applicable year. If, due to late-year losses or otherwise, a Fund overdistributes its investment company taxable income for the taxable year though such regular, monthly distributions, it may be more tax efficient for a Fund and its investors if the Fund were to report such overdistribution amount as capital gain dividends. However, the Funds are subject to Rule 19b-1 under the 1940 Act, which generally limits a Fund to one long-term capital gain distribution per taxable year of the Fund, subject to certain exceptions. If the Fund is unable to obtain relief from the SEC to report such overdistribution amount as capital gain dividends, the Fund could be required to retain and pay U.S. federal income tax on a portion of its net capital gains, shareholders could be subject to U.S. federal income tax at higher tax rates on a portion of the dividends paid by the Fund, and shareholders could receive taxable dividends from the Fund prior to the time at which they otherwise would have.

CONTRACTUAL ARRANGEMENTS

The Funds are parties to contractual arrangements with various parties who provide services to the Funds, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Funds. Also, while the Prospectus and this Statement of Additional Information describe pertinent information about the Trust and the Funds, neither the Prospectus nor this Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.

TAX STATUS

Each Fund has elected and intends to qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify as a RIC for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“qualified PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

Each Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a RIC for such taxable year.

If a Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at regular corporate rates and the tax consequences to shareholders would be different from those described in this section). In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Each Fund has elected and intends to qualify annually as a RIC under the Code.

If a Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. A Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if a Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. A Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. A Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, in addition to distributing to its shareholders substantially all of its net tax-exempt interest income, if any.

For purposes of determining the amount of dividends that a Fund has distributed to its shareholders for a taxable year, each Fund may elect to treat certain dividend distributions paid in the following taxable year as having been paid in the earlier taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to a Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund invests in certain precious metals and related contracts through a wholly-owned subsidiary (each, a “Cayman Subsidiary”). These Cayman Subsidiaries are First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle Global Real Assets Cayman Fund, Ltd. Each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund is a “United States shareholder” with respect to such subsidiary, and the subsidiary is a “controlled foreign corporation” under the Code. As such, each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund is required to include in gross income for U.S. federal income tax purposes all of the applicable Cayman Subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion, whether or not such income is distributed by the applicable Cayman Subsidiary. If a net loss is realized by a Cayman Subsidiary, such loss is not generally available to offset income earned by the applicable Fund.

As noted above, to qualify as a RIC, a Fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain related instruments generally do not constitute qualifying income for purposes of such annual 90% gross income test. The IRS has issued a number of private letter rulings to RICs concluding that “subpart F income” from an investment in a wholly-owned foreign subsidiary that invests in commodities and related commodity-linked derivatives constitutes qualifying income, but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. Certain First Eagle funds have obtained a similar ruling from the IRS. However, the IRS has since suspended the issuance of such rulings and has been reviewing its policy in this area, preventing any Fund from requesting and receiving a similar ruling. It is possible that, as a consequence of its review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that “subpart F income” from a Cayman Subsidiary does or will not constitute qualifying income for purposes of the annual 90% gross income test. In such a case, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Real Assets Fund could fail to qualify as a RIC, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the applicable Fund. A Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by corporate shareholders from a Fund may be eligible for the corporate dividends-received deduction to the extent the Fund receives dividends paid by U.S. corporations and reports a portion of its dividends as such in a written statement to shareholders.

Any dividends paid by a Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates applicable to certain Fund dividends paid to non-corporate shareholders (including individuals). However, for tax years before January 1, 2026, dividends attributable to distributions from REITs (other than capital gain dividends, as defined in section 857(b)(3) of the Code, and qualified dividend income) may be treated by non-corporate shareholders as “qualified REIT dividends” and such shareholders generally may deduct 20% of the amount of qualified REIT dividends they receive from their taxable income under section 199A of the Code, if such shareholders meet the holding period requirements for their Fund shares, described in the next sentence, and the Fund satisfies similar holding period requirements for the REIT shares. The shareholder holding period requirements are met if the Fund shares are held by the shareholder for more than 45 days (taking into account the principles of section 246(c)(3) and (4) of the Code) during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend, but only if and to the extent the shareholder is not under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Certain types of income received by a Fund from its investment in mortgage REITs may cause the Fund to report some of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income would: (i) constitute taxable income, as “unrelated business taxable income”, for those shareholders who would otherwise be exempt from U.S. federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by current, carryforward or carryback net operating losses; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if “disqualified organizations,” as defined by the Code, own shareholders in the Fund.

A Fund tries to avoid investing in mortgage REITs that are expected to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a mortgage REIT’s investments may be inadequate or inaccurate, or because a mortgage REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in mortgage REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

Distributions of net capital gains derived from sales of portfolio securities by a Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction for corporate shareholders. Distributions of gains realized on collectibles, such as gains on gold and silver bullion, held for one year or less, are taxable to a U.S. shareholder as short-term gains. Distributions of gains realized on collectibles held for greater than one year, to the extent properly reported as such by the applicable Fund, are taxable to non-corporate shareholders at a maximum 28% tax rate. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares. After the close of each calendar year, each Fund will designate the portion of its distributions paid to shareholders constituting ordinary dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, exempt-interest dividends, and returns of capital. Depending on the nature of the dividends, dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund, and shareholders receiving such distributions will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date and will receive a report as to the net asset value of those shares.

As described above, a Fund may invest in MLPs. An MLP treated as a partnership for U.S. federal income tax purposes does not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, a Fund is required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by such MLP regardless of whether the MLP distributes cash to the Fund. Because a Fund may recognize income from an MLP in excess of the cash distributions received from the MLP, a Fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a RIC and to avoid U.S. federal income and excise taxes. Distributions to a Fund from an MLP that is treated as a partnership for U.S. federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of marketable securities) distributed exceeds the Fund’s basis in its MLP interest. A Fund’s basis in such an MLP generally is equal to the amount the Fund paid for its interest in the MLP (i) increased by the Fund’s allocable share of the MLP’s net income and certain MLP debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s net losses and distributions received by the Fund from the MLP. Any distributions by an MLP to the Fund in excess of the Fund’s allocable share of the MLP’s net income will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized by the Fund when it sells its interest in the MLP.

An MLP could be treated as a corporation for U.S. federal income tax purposes, generally based on the kinds of income generated by the MLP, in which case the MLP would be required to pay U.S. federal income tax on its net income at the regular corporate rate. Taxation as a corporation of an MLP in which a Fund invests would result in a reduction of the value of a Fund’s investment in the MLP and, consequently, your investment in a Fund.

As noted above, to qualify as a RIC, a Fund must derive at least 90% of its gross income each taxable year from certain specified sources. If an MLP treated as a partnership for U.S. federal income tax purposes is not a qualified PTP, the income of the MLP would be treated as qualifying income for purposes of the annual 90% gross income test only to the extent such income is attributable to items of income of the MLP that would be qualifying income if realized directly by a Fund. If an MLP treated as a partnership for U.S. federal income tax purposes is a qualified PTP, all of the net income derived from such qualified PTP would be qualifying income for purposes of the annual 90% gross income test. To qualify as a RIC, a Fund must also satisfy certain quarterly asset diversification tests. If an MLP treated as a partnership for U.S. federal income tax purposes is not a qualified PTP, in general, a Fund would look through to the underlying assets of the MLP for purposes of applying the quarterly asset diversification tests. If an MLP treated as a partnership for U.S. federal income tax purposes is treated as a qualified PTP, however, the quarterly asset diversification tests would be applied by treating such qualified PTP as the issuer of securities of such qualified PTP and there would be no look through to the underlying assets of such partnership. Additionally, under the quarterly asset diversification tests, no more than 25% of the value of a Fund’s assets may be invested in securities of one or more qualified PTPs at the end of each calendar quarter.

Investments in MLPs treated as partnerships for U.S. federal income tax purposes may result in shareholders of a Fund being required to either request extensions to file their tax returns or file amended returns. Where a Fund invests in MLPs treated as partnerships for U.S. federal income tax purposes, a Fund will typically not receive its Schedule K-1 tax statements from the MLPs until after the date on which a Fund is required to mail Forms 1099 to its shareholders. Therefore, a Fund may need to send its shareholders corrected Forms 1099 after it receives Schedules K-1 from such MLPs, and this may require shareholders to file amended personal tax returns. Additionally, if a Fund invests in MLPs that are treated as partnerships for U.S. federal income tax purposes, it may be difficult to estimate the income from the MLPs prior to a Fund’s receipt of Schedules K-1 from the MLPs, for purposes of determining the amount a Fund is required to timely distribute each year to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

For tax years before January 1, 2026, non-corporate shareholders who are direct holders of PTPs generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other PTPs in which it invests, and absent any additional guidance, the law does not allow the Fund to pass through to its non-corporate shareholders the special character of this income and to claim a deduction in respect of Fund dividends attributable to such income.

Certain investments by a Fund may affect the timing, character and amount of income the Fund recognizes. Additionally, certain investments by a Fund may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and interest, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments also may affect the amount of income that a Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

A Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. A Fund also may have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by a Fund.

Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.

Certain regulated futures, nonequity options, and foreign currency contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Funds (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092 of the Code), is not granted by an options dealer (within the meaning of section 1256(g)(8) of the Code) in connection with the options dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.” Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” generally if the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options, forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If a Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds’ investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and the Gold Fund, if such Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the relevant taxable year. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax, and the Fund would not be able to avoid such tax and interest charge by distributing the “excess distributions” and gain to the Fund’s shareholders. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

A Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, a Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Such gain or loss generally, as subject to exceptions described below, will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. A redemption of shares by a Fund generally will be treated as a sale or exchange for these purposes. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds a share for six months or less, any loss recognized on a sale or exchange will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by a Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, a loss is not disallowed, it generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. Exempt-interest dividends from the Funds are generally not included in net investment income for purposes of this tax. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 24% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, certain “capital gain dividends”, “exempt-interest dividends”, “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and properly reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds do not intend to report interest-related or short-term capital gain dividends. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Funds to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers regarding FATCA and the application of these requirements to their investments in the Funds.

Special rules may apply to shareholders who are non-resident aliens or foreign entities receiving a Fund distribution if at least 50% of the Fund’s assets consist of United States real property interests (as defined in Section 897(c)(1) of the Code), including certain REITs and United States real property holding corporations (as defined in Section 897(c)(2) of the Code). Fund distributions that are attributable to gain from the disposition of a United States real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders at all times during the five-year testing period ending on the date of the sale) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund

Since, at the time of an investor’s purchase of a Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of capital. However, such a subsequent distribution may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which may be incurred by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Municipal Funds

This section addresses certain U.S. federal income tax considerations specific to First Eagle High Yield Municipal Fund and First Eagle Short Duration High Yield Municipal Fund (each, a “Municipal Fund”) and shareholders of a Municipal Fund.

Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Municipal Fund’s taxable year, at least 50% of the value of the Municipal Fund’s total assets consists of obligations exempt from U.S. federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Municipal Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Municipal Fund that are attributable to interest on tax-exempt obligations and reported by the Municipal Fund as exempt-interest dividends.

Exempt-interest dividends will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. However, as described below, all or a portion of the exempt-interest dividends may be taken into account in determining the alternative minimum tax on shareholders who are individuals, and may be subject to state and local taxes. Exempt-interest dividends are included in determining the portion, if any, of an individual’s social security and railroad retirement benefits subject to U.S. federal income taxes. Additionally, a shareholder may not deduct interest on indebtedness incurred or continue to purchase or carry shares of stock in a RIC, such as the Municipal Funds, to the extent that the RIC distributes exempt-interest dividends to the shareholder during the taxable year of the holder.

A Municipal Fund may realize and distribute taxable ordinary income or capital gains from time to time because of the Municipal Fund’s investment activities, including its investments in tax-exempt obligations. The Municipal Fund’s distribution of these amounts are generally taxable to shareholders whether received in cash or reinvested in additional shares. Dividends paid out of a Municipal Fund’s investment company taxable income generally will be taxable to a shareholders as ordinary income. For example, although “market discount” is, as an economic matter, a substitute for additional interest, the amount of any market discount on a tax-exempt obligation is not treated as tax-exempt interest because such discount is not paid by the issuer of the obligation. As a result, all or a portion of a Municipal Fund’s gains from the sale, retirement or other disposition of tax-exempt obligations purchased at a market discount will be treated as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value or adjusted issue price if issued with original issue discount. Alternatively, a Municipal Fund may elect to accrue market discount as ordinary income during the period in which the Municipal Fund holds the bond. These market discount rules may increase the amount of taxable ordinary income dividends received by shareholders. Additionally, if a Municipal Fund sells or otherwise disposes of a tax-exempt obligation, any gain or loss is generally treated as a capital gain or loss (except to the extent the market discount rules result in ordinary income), which may be distributed by the Municipal Fund in the form of taxable ordinary income dividends or capital gain dividends.

After the close of each fiscal year, each Municipal Fund will designate the portion of its distributions paid to shareholders constituting exempt-interest dividends, ordinary income dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, and returns of capital.

The Code subjects interest received on certain otherwise tax-exempt securities to the federal alternative minimum tax. The alternative minimum tax applies to interest received on certain private activity bonds (“PABs”) issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Municipal Fund, to a federal alternative minimum tax. After the close of each year, each Municipal Fund will report the portion of its distributions paid to shareholders during the year that constitute an item of tax preference for alternative minimum tax purposes.

Each Municipal Fund may lend its portfolio securities to brokers, dealers and financial institutions. Payments in lieu of interest made by the borrower to the Municipal Fund will not constitute “exempt interest” excluded from taxable income, even if the actual interest would have constituted qualified exempt interest had the Municipal Fund held the securities. Such payments in lieu of interest are taxable as ordinary income and such amounts cannot be distributed by the Municipal Fund to its shareholders in the form of exempt-interest dividends.

Each Municipal Fund generally will only purchase a tax-exempt obligation if it is accompanied by an opinion of issuer’s bond counsel or, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Municipal Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties.

The U.S. federal income tax consequences to shareholders of the sale or other disposition of shares of a Municipal Fund and to shareholders who are non-resident aliens or foreign entities, in each case, are generally the same as those tax consequences applicable to other Fund described above.

Information on European Union Tax Reclaims

Certain Funds have filed claims pursuant to Article 63 of the Treaty on the Functioning of the European Union (Article 63 EU Tax Reclaims) to recover foreign withholding taxes on dividend and interest income received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Funds will receive a withholding tax refund is within the control of the tax authorities in such countries and European courts. Certain Funds elected to treat foreign source income or foreign withholding taxes paid by the Fund as income taxes earned and paid by the shareholder, which potentially reduced the shareholders U.S. federal income taxes, and may result in an offsetting tax liability to the Fund if the Article 63 EU Tax Reclaims are received. Any additional amounts to which the Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of the applicable Fund at that time, net of any tax liability of the relevant Fund as a result of the Article 63 EU Tax Reclaims amount. Article 63 EU Tax Reclaims amounts received by a Fund will be treated as income and may increase distributions to shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. While not currently utilized, selected brokers may provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data, research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”). In general, research and brokerage services obtained from brokers may be used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than a Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are based on the quality and quantity of execution services provided by the executing party and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. With respect to all of the Funds, on a quarterly basis, the Adviser will voluntarily credit back to the Fund the portion of such commissions paid by the Fund allocable to the provision of research services as described below. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is a component of the Funds’ investment selection process and is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into CSAs under which the Adviser executes transactions through, and obtains research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in commission sharing arrangements, many of the same conflicts related to traditional soft dollar arrangements exist.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments also may be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices. Funds that invest exclusively or primarily in debt instruments may nonetheless benefit from research and services received through the use of commissions generated by Funds investing in equity securities.

A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

For the fiscal years ended October 31, 2023, 2022 and 2021, the Funds paid total brokerage commissions of $4,621,242, $5,155,766 and $4,973,634, respectively. These were paid in respect of transactions (excluding short-term transactions, such as commercial paper) amounting to $11,545,684,842, $14,426,227,726 and $14,207,317,098, respectively. For the same periods there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser. With respect to all the Funds, of the total brokerage commissions paid during the fiscal year ended October 31, 2023, $0 was paid to firms which provided research, statistical or other services.

The Adviser pays, to the extent possible, in hard dollars out of its own resources for external research received by it, thereby limiting its use of soft dollars. Where the Adviser is not able to pay directly for external research, it continues to use soft dollars paid by the Funds to pay for such research. To the extent the Funds pay commissions that include a research component, the Adviser compensates the Funds for any amounts identified in a CSA as payments for research in the form of a voluntary reimbursement to the Funds made on a quarterly basis. The payment of hard dollars by the Adviser, combined with the reimbursement of amounts identified as payments for research, results in overall lower trading costs to the Funds’ shareholders relative to prior practices. Any such reimbursement is not considered to be related to a loan or advancement to the Adviser. This is because the payment for research by the Adviser in these circumstances is entirely voluntary.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Funds’ assets (and those of the Subsidiaries) is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Funds’ financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Reports to Shareholders for the fiscal year ended October 31, 2023, and the report of PwC, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of the Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

APPENDIX A

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds’ investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

1, 2, or 3

Numerical modifiers 1, 2, 3 to each Moody’s rating category from Aa through Caa to show standing within the rating category.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

A-1

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The S&P ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2